UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-260-6639

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Variable Insurance Trust
ANNUAL REPORT Equity Fund Balanced Fund Income Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund
December 31, 2012

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	2
Fund Commentaries	3
Disclosure of Fund Expenses	15
Schedules of Investments	17
Statements of Assets and Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	49
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	65
Additional Fund Information	66
Board Approval of Advisory and Subadvisory Agreements	69
Tax Information	73

Shares of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Shareholder Letter

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2012 to December 31, 2012 for the Equity, Balanced, Income, Small Cap Growth, International Equity and Socially Responsible Funds.

MARKET ENVIRONMENT

U.S. Equity Market

Despite short-term volatility in equities mainly due to uncertainty surrounding the situation in the euro-zone, domestic markets were able to push ahead in 2012, with the Wilshire 5000 IndexSM gaining 15.54% for the year. This advance marked the Wilshire 5000’s fourth consecutive year of positive returns, and a 76.17% advance since the end of 2008. All style and size segments delivered very strong returns across the board, with growth stocks outpacing value in the large cap segment (16.90% v. 14.56%), and small cap outperforming large cap for the year (18.76% v. 15.74%). Markets suffered through the months of October and November as concerns over the outcome of the Presidential election, as well as the fallout from Superstorm Sandy, began to weigh on investor sentiment. In the fourth quarter, markets remained volatile as the “fiscal cliff” negotiations heated up, but ultimately rose when an agreement was reached. Financials was the best performing sector for the year, returning 26.44%, while the Energy and Utilities sectors lagged, returning 3.85% and 2.17%, respectively.

International Equity Market

Despite continued fiscal upheaval in Europe, 2012 proved to be a good year for global stocks overall, with the MSCI EAFE Index and MSCI Emerging Markets Index gaining 17.32% and 18.22%, respectively. In July, European Central Bank President Mario Draghi said he would do “whatever it takes” to preserve the euro, boosting investor confidence worldwide. The euro received additional support from the European Central Bank through several stimulus packages, averting a potential breakup of the euro-zone. European stocks rallied at the end of the year, with the MSCI Europe Index rising 19.12% for 2012, its strongest annual gain since 2009. China also made headlines as investors grew nervous about a possible slowdown in the world’s second largest economy. While China’s economy did cool down, expanding at an annualized rate of 7.4% in the third quarter, by the end of the year the country was showing increasing signs of renewed economic growth.

Bond Market

Fixed income securities rallied in 2012, with all sectors of the debt market gaining and the Barclays U.S. Aggregate Bond Index returning 4.21%. As Federal Reserve policy kept Treasury yields depressed, investors in search of higher yield ventured farther out on the yield curve. The 10-year Treasury yield remained volatile over the year, soaring to over 2.39% in March, and then falling to an all-time low of 1.38% in July as concerns over the euro-zone debt crisis rapidly escalated. At the end of the year, the 10-year Treasury ended up just about where it started at 1.76%. High yield and corporate sectors performed well, as the Barclays U.S. Corporate High Yield Index and Barclays U.S. Credit Index rose 15.81% and 9.89%, respectively. The Barclays EM Local Currency Government Universal Index posted strong performance, returning 11.21%. However, the Barclays Global Aggregate Index posted returns in line with its U.S. counterpart, gaining 4.32%.

FUND PERFORMANCE REVIEW

The Wilshire Variable Insurance Trust Funds turned in mixed performance in 2012. The Equity Fund returned 14.66% for the year, underperforming the S&P 500 Index return of 16.00%. The Balanced Fund returned 12.11% for the year, slightly trailing its custom benchmark return of 12.17%. The Income Fund returned 7.31% for the year, outperforming the Barclays Capital U.S. Aggregate Bond Index return of 4.21% by 3.10%. The Small Cap Growth Fund returned 6.85% for the year, underperforming the Russell 2000 Growth Index return of 14.59% by 7.74%. The International Equity Fund returned 18.33% in the year, outperforming the MSCI EAFE Index return of 17.32%. Lastly, the Socially Responsible Fund returned 15.61% in the year, trailing the S&P 500 Index return of 16.00%.

We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust Equity Fund Commentary

EQUITY FUND
Average Annual Total Return

One Year Ended 12/31/12	14.66%
Five Years Ended 12/31/12	(1.69)%
Ten Years Ended 12/31/12	5.03%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	16.00%
Five Years Ended 12/31/12	1.66%
Ten Years Ended 12/31/12	7.10%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Equity Fund
and the S&P 500 Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2012, there were no waivers.

Wilshire Variable Insurance Trust Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank (“ECB”) President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

The Equity Fund (the “Fund”) returned 14.66% for the year ended December 31, 2012, underperforming the Fund’s benchmark (the S&P 500 Index) return of 16.00%. The Fund’s performance was hampered by negative stock selection across a variety of sectors, most notably in Consumer Discretionary, Information Technology and Financials. Underperformance was modestly offset by strong stock selection in Health Care and Energy.

Despite the Fund’s underperformance versus its benchmark, we remain confident in our sub-advisers, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2013 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*
Based on percent of the Fund’s total investments in securities and affiliated funds, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Balanced Fund Commentary

BALANCED FUND
Average Annual Total Return

One Year Ended 12/31/12	12.11%
Five Years Ended 12/31/12	1.35%
Ten Years Ended 12/31/12	5.19%

STOCK/BOND COMPOSITE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	12.17%
Five Years Ended 12/31/12	2.82%
Ten Years Ended 12/31/12	6.93%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Balanced Fund
and the Stock/Bond Composite Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
Stock/Bond Composite Index is a blend of 50% S&P 500 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged index consisting of 500 stocks. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2012, there were no waivers.

Wilshire Variable Insurance Trust Balanced Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank (“ECB”) President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

Fixed income securities underperformed equities this year as central banks around the globe continued to support economic uncertainty with accommodative macroeconomic policies. The U.S. bond market rose 4.22% for the year, driven by consumer demand for investment grade corporate bonds as low interest rate Treasuries caused investors to seek out higher yields in other safe haven assets. The 10-Year U.S. Treasury declined 11 basis points to close the year at 1.78%. The modest change masked a volatile year which saw the 10-year Treasury swing from a high of 2.39% in March to a historic low of 1.39% in July. The third quarter also saw the U.S. Federal Reserve announce the much anticipated next round of quantitative easing. In December, the Federal Reserve then announced its intent to keep interest rates near zero until unemployment fell below 6.5% - the first time the central bank explicitly tied interest rates to an economic target.

The Balanced Fund (the “Fund”) returned 12.11% for the year ended December 31, 2012, slightly trailing the Fund’s custom benchmark return of 12.17%. The Fund was hampered by poor stock selection in Financials and Information Technology. Performance was boosted by strong stock selection in Health Care and Energy. On the fixed income portion of the Fund, exposure to Non-Agency Mortgage Backed Securities and Investment Grade Credit lifted Fund performance.

Despite the Fund’s underperformance versus its benchmark, we remain confident in the sub-advisers of the underlying funds, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2013 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The Balanced Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Balanced Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Balanced Fund. The Balanced Fund is subject to the risks of the underlying funds it holds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments and investments in affiliated funds, at value.

Wilshire Variable Insurance Trust Income Fund Commentary

INCOME FUND
Average Annual Total Return

One Year Ended 12/31/12	7.31%
Five Years Ended 12/31/12	5.82%
Ten Years Ended 12/31/12	5.15%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	4.21%
Five Years Ended 12/31/12	5.95%
Ten Years Ended 12/31/12	5.18%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Income Fund
and the Barclays Capital U.S. Aggregate Bond Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2012, there were no waivers.

Wilshire Variable Insurance Trust Income Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

Fixed income securities underperformed equities this year as central banks around the globe continued to support economic uncertainty with accommodative macroeconomic policies. The U.S. bond market rose 4.22% for the year, driven by consumer demand for investment grade corporate bonds as low interest rate Treasuries caused investors to seek out higher yields in other safe haven assets. The 10-Year U.S. Treasury declined 11 basis points to close the year at 1.78%. The modest change masked a volatile year which saw the 10-year Treasury swing from a high of 2.39% in March to a historic low of 1.39% in July. The third quarter also saw the U.S. Federal Reserve announce the much anticipated next round of quantitative easing. In December, the Federal Reserve then announced its intent to keep interest rates near zero until unemployment fell below 6.5% - the first time the central bank explicitly tied interest rates to an economic target.

The Income Fund (the “Fund”) returned 7.31% for the year ended December 31, 2012, outperforming the Fund’s benchmark (the Barclays Capital U.S. Aggregate Bond Index) return of 4.21% by 3.10%. The Fund’s exposure to Non-Agency Mortgage Backed Securities, Investment Grade Credit, and High Yield Credit aided outperformance.

We are pleased with the performance of the Fund and are encouraged by the current activities and positioning of our sub-adviser, who continues to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2013 and should benefit as macroeconomic fears are allayed and investors return their focus on company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary

SMALL CAP GROWTH FUND
Average Annual Total Return

One Year Ended 12/31/12	6.85%
Five Years Ended 12/31/12	(1.59)%
Ten Years Ended 12/31/12	7.27%

RUSSELL 2000 GROWTH INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	14.59%
Five Years Ended 12/31/12	3.49%
Ten Years Ended 12/31/12	9.80%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Small Cap Growth Fund
and the Russell 2000 Growth Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
The Russell 2000 Growth Index is an unmanaged index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2012, fees totaling 0.20% of average net assets were waived.

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

The Small Cap Growth Fund (the “Fund”) returned 6.85% for the year ended December 31, 2012, underperforming the Fund’s benchmark (the Russell 2000 Growth Index) return of 14.59% by 7.74%. The Fund’s performance was hampered by negative stock selection across a variety of sectors, most notably in Information Technology, Consumer Discretionary and Consumer Staples. An underweight allocation to Industrials also weighed on performance. Underperformance was modestly offset by strong stock selection in Materials.

Despite the Fund’s underperformance versus its benchmark, we remain confident in our sub-advisers, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2013 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust International Equity Fund Commentary

INTERNATIONAL EQUITY FUND
Average Annual Total Return

One Year Ended 12/31/12	18.33%
Five Years Ended 12/31/12	(3.71)%
Ten Years Ended 12/31/12	6.04%

MSCI EAFE INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	17.32%
Five Years Ended 12/31/12	(3.69)%
Ten Years Ended 12/31/12	8.21%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the International Equity Fund
and the MSCI EAFE Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2012, fees totaling 0.20% of average net assets were waived.

Wilshire Variable Insurance Trust International Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank (“ECB”) President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

Developed international and emerging market equities ended the year higher with the MSCI EAFE Index returning 17.3% and the MSCI Emerging Markets Index returning 18.2%. European stock markets rallied across the continent following unprecedented action by political and economic leaders to save the euro-zone from collapse. Despite the improvement in investor sentiment, the European economy continued to deteriorate, and in the third quarter, the euro zone officially fell into recession for the second time since 2009. The Japanese stock market fluctuated throughout 2012, but ended the year sharply higher as, following elections, expectations of further monetary stimulus measures boosted equity markets. Stocks also rallied as China’s economy regained momentum and fears of a significant slowdown in the world’s second largest economy diminished.

The International Equity Fund (the “Fund”) returned 18.33% in the year ended December 31, 2012, outperforming the Fund’s benchmark (the MSCI EAFE Index) return of 17.32%. The Fund’s outperformance was driven by strong stock selection in Industrials, Consumer Discretionary and Information Technology, as well as from an underweight allocation to Materials.

We are pleased with the performance of the Fund and are encouraged by the current activities and positioning of our sub-advisers, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2013 and should benefit as macroeconomic fears are allayed and investors return their focus on company fundamentals.

Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary

SOCIALLY RESPONSIBLE FUND
Average Annual Total Return

One Year Ended 12/31/12	15.61%
Five Years Ended 12/31/12	(1.61)%
Ten Years Ended 12/31/12	5.17%

S&P 500 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	16.00%
Five Years Ended 12/31/12	1.66%
Ten Years Ended 12/31/12	7.10%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the Socially Responsible Fund
and the S&P 500 Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns since inception would have been lower. For the year ended December 31, 2012, there were no waivers.

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

The Socially Responsible Fund (the “Fund”) returned 15.61% in the year ended December 31, 2012, trailing the Fund’s benchmark (the S&P 500 Index) return of 16.00%. The Fund’s performance was hampered by poor stock selection in Health Care and Energy. Underperformance was modestly offset by strong stock selection and an overweight allocation in Consumer Discretionary, as well as strong stock selection in Materials.

Despite the Fund’s underperformance versus its benchmark, we remain confident in our sub-adviser’s portfolio management teams, who continue to follow through with the disciplined investment approaches that have made them successful over the long-term. It is our belief that the Fund is well positioned going into 2013 and should benefit as macroeconomic fears are allayed and investors return their focus to company fundamentals.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2012 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2012 (Unaudited)

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Ratio(1)	Expenses Paid During Period 07/01/12-12/31/12(2)(3)
Equity Fund(4)
Actual Fund Return	$1,000.00	$1,058.90	0.77%	$3.99
Hypothetical 5% Return	$1,000.00	$1,021.27	0.77%	$3.91
Balanced Fund(4)
Actual Fund Return	$1,000.00	$1,060.60	0.18%	$0.93
Hypothetical 5% Return	$1,000.00	$1,024.23	0.18%	$0.92
Income Fund
Actual Fund Return	$1,000.00	$1,035.10	1.08%	$5.52
Hypothetical 5% Return	$1,000.00	$1,019.71	1.08%	$5.48
Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,006.00	1.31%	$6.61
Hypothetical 5% Return	$1,000.00	$1,018.55	1.31%	$6.65
International Equity Fund
Actual Fund Return	$1,000.00	$1,137.90	1.33%	$7.15
Hypothetical 5% Return	$1,000.00	$1,018.45	1.33%	$6.75
Socially Responsible Fund
Actual Fund Return	$1,000.00	$1,057.40	1.30%	$6.72
Hypothetical 5% Return	$1,000.00	$1,018.60	1.30%	$6.60

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 366.

(3)	Expenses shown do not include annuity contract fees.

(4)	The expense ratio does not include the expenses of the underlying funds.

Equity Fund Schedule of Investments December 31, 2012

Shares		Value
INVESTMENT IN UNDERLYING FUNDS — 52.5%
11,797,754	Wilshire Large Cap Core Plus Fund*‡	$98,865,175

Total Investment in Underlying Funds
(Cost $84,764,124)		98,865,175

COMMON STOCK — 47.1%
Consumer Discretionary — 6.3%
2,426	Amazon.com, Inc.	609,266
57,426	Apollo Group, Inc., Class A(a)	1,201,352
18,275	Burberry Group PLC ADR(a)	745,255
6,784	CBS Corp., Class B(a)	258,131
8,300	Comcast Corp., Class A	310,254
8,300	Delphi Automotive PLC(a)	317,475
13,476	Dick's Sporting Goods, Inc.(a)	613,023
27,075	Dollar General Corp.(a)	1,193,737
27,900	Foot Locker, Inc.	896,148
14,650	GNC Holdings, Inc., Class A(a)	487,552
47,863	Johnson Controls, Inc.(a)	1,469,394
12,800	Macy's, Inc.	499,456
12,500	Newell Rubbermaid, Inc.(a)	278,375
12,300	News Corp., Class A	314,142
18,462	NIKE, Inc., Class B	952,639
17,300	PulteGroup, Inc.	314,168
2,475	PVH Corp.(a)	274,750
3,355	VF Corp.	506,504
13,980	Walt Disney Co. (The)(a)	696,064
		11,937,685
Consumer Staples — 4.0%
18,648	Coca-Cola Co. (The)	675,990
5,782	Costco Wholesale Corp.	571,088
21,400	CVS Caremark Corp.	1,034,690
10,329	Diageo PLC ADR	1,204,155
4,150	JM Smucker Co. (The)(a)	357,896
7,216	Kraft Foods Group, Inc.	328,112
8,800	Kroger Co. (The)	228,976
21,700	Mondelez International, Inc., Class A	552,699
13,457	Philip Morris International, Inc.	1,125,543
10,500	Procter & Gamble Co. (The)	712,845
17,225	Walgreen Co.	637,497
		7,429,491
Energy — 5.8%
17,076	Anadarko Petroleum Corp.	1,268,918
6,800	Cameron International Corp.	383,928
14,025	Chevron Corp.	1,516,663
53,811	Cobalt International Energy, Inc. †	1,321,598
10,125	ConocoPhillips	587,149
6,700	Energen Corp.(a)	302,103
6,675	Exxon Mobil Corp.	577,721
6,050	Helmerich & Payne, Inc.(a)	338,861
11,125	Hess Corp.	589,180
7,675	HollyFrontier Corp.	357,271
4,225	Marathon Petroleum Corp.	266,175
21,850	Peabody Energy Corp.	581,429
14,722	Schlumberger, Ltd.	1,020,087
13,600	Suncor Energy, Inc.	448,528
7,750	Transocean, Ltd.	346,038
11,600	Valero Energy Corp.	395,792
53,571	Weatherford International, Ltd. †(a)	599,459
		10,900,900

Shares		Value

Financials — 7.4%
4,000	Aflac, Inc.(a)	$212,480
13,500	Allstate Corp. (The)	542,295
27,900	American International Group, Inc. †	984,870
72,700	Bank of America Corp.	843,320
13,106	Camden Property Trust(a)	893,961
32,599	Capital One Financial Corp.	1,888,460
22,550	Citigroup, Inc.	892,078
34,300	Discover Financial Services	1,322,265
12,950	Fidelity National Financial, Inc., Class A(a)	304,972
49,000	Fifth Third Bancorp	744,310
32,000	JPMorgan Chase & Co.	1,407,040
24,100	KeyCorp	202,922
20,600	Lincoln National Corp.	533,540
29,150	MetLife, Inc.	960,201
23,625	PNC Financial Services Group, Inc.	1,377,574
35,750	Regions Financial Corp.	254,540
11,650	SunTrust Banks, Inc.	330,277
6,175	Validus Holdings, Ltd.	213,532
		13,908,637
Health Care — 6.0%
10,100	Abbott Laboratories	661,550
5,000	Aetna, Inc.(a)	231,500
6,300	Amgen, Inc.	543,816
4,950	AstraZeneca PLC ADR(a)	233,986
12,500	Bristol-Myers Squibb Co.(a)	407,375
10,425	Celgene Corp. †	820,656
10,100	Eli Lilly & Co.	498,132
23,221	Express Scripts Holding Co.	1,253,934
3,175	Gilead Sciences, Inc.	233,204
46,986	Hologic, Inc.(a)	941,129
3,250	Johnson & Johnson	227,825
20,050	Merck & Co., Inc.	820,847
45,350	Pfizer, Inc.	1,137,378
26,899	Teva Pharmaceutical Industries, Ltd. ADR	1,004,409
11,050	UnitedHealth Group, Inc.	599,352
28,890	WellPoint, Inc.(a)	1,759,979
		11,375,072
Industrials — 4.1%
54,120	CSX Corp.	1,067,788
25,450	Delta Air Lines, Inc.	302,091
18,650	Eaton Corp. PLC	1,010,830
21,813	Fluor Corp.	1,281,296
68,450	General Electric Co.	1,436,765
16,830	Joy Global, Inc.(a)	1,073,417
7,946	Rockwell Automation, Inc.	667,385
15,654	Textron, Inc.(a)	388,063
11,900	United Rentals, Inc.(a)	541,688
		7,769,323
Information Technology — 9.3%
39,824	Acme Packet, Inc. †(a)	880,907
6,200	Adobe Systems, Inc.	233,616
7,419	Apple, Inc.	3,954,549
14,062	Baidu, Inc. ADR †(a)	1,410,278
19,200	Broadcom Corp., Class A	637,632
55,650	Cisco Systems, Inc.	1,093,523
11,321	Citrix Systems, Inc.(a)	744,356
10,439	eBay, Inc. †	532,598
18,350	EMC Corp. †	464,255

See Notes to Financial Statements.

Equity Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Information Technology — (continued)
950	Google, Inc., Class A †	$673,901
13,774	NetApp, Inc. †(a)	462,118
11,300	NXP Semiconductor NV	297,981
39,007	QUALCOMM, Inc.	2,419,214
21,400	Skyworks Solutions, Inc.	434,420
8,125	Visa, Inc., Class A	1,231,587
5,700	Western Digital Corp.	242,193
103,521	Western Union Co. (The)(a)	1,408,921
15,750	Yahoo!, Inc.	313,425
		17,435,474
Materials — 2.6%
920	CF Industries Holdings, Inc.	186,907
47,585	Freeport-McMoRan Copper & Gold, Inc.	1,627,407
11,225	LyondellBasell Industries NV, Class A	640,835
21,384	Mosaic Co. (The)	1,210,976
5,650	Nucor Corp.(a)	243,967
2,425	PPG Industries, Inc.	328,224
4,556	Sherwin-Williams Co. (The)	700,804
		4,939,120
Telecommunication Services — 0.9%
35,850	AT&T, Inc.	1,208,503
11,400	Verizon Communications, Inc.(a)	493,278
		1,701,781
Utilities — 0.7%
19,700	NiSource, Inc.	490,333
31,050	PPL Corp.(a)	888,962
		1,379,295
Total Common Stock
(Cost $82,571,780)		88,776,778

SHORT-TERM INVESTMENTS — 7.6%
844,561	Northern Trust Institutional Government Select Portfolio, 0.010%(b)	844,561
13,565,022	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(b)(c)	13,565,022

Total Short-Term Investments
(Cost $14,409,583)		14,409,583

Total Investments — 107.2%
(Cost $181,745,487)		202,051,536

Other Assets & Liabilities, Net — (7.2)%		(13,629,734)

NET ASSETS — 100.0%		$188,421,802

ADR — American Depositary Receipt
Ltd. — Limited
PLC — Public Limited Company

*	Affiliated Fund
†	Non-income producing security.
‡
The Fund’s investment in the Wilshire Large Cap Core Plus Fund represents greater than 50% of the Fund’s total investments. The Wilshire Large Cap Core Plus Fund seeks capital appreciation. For further information, available upon request at no charge, on the Wilshire Large Cap Core Plus Fund, please go to the Wilshire Mutual Funds website at http://www.wilfunds.com.

(a)	This security or a partial position of this security is on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $13,409,453.
(b)	Rate shown is the 7-day effective yield as of December 31, 2012.
(c)	The security was purchased with cash collateral held from securities on loan. The total value of such security as of December 31, 2012 was $13,565,022.

As of December 31, 2012, all of the Fund’s investments in securities were considered Level 1. For the year ended December 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

Balanced Fund Schedule of Investments December 31, 2012

Shares		Value
INVESTMENT IN UNDERLYING FUNDS — 100.3%
8,972,517	Wilshire Large Cap Core Plus Fund*†	$74,830,789
4,001,408	Wilshire Variable Insurance Trust Income Fund*	48,657,119
2,005,538	Wilshire Variable Insurance Trust International Equity Fund*	25,049,165

Total Investments in Underlying Funds- 100.3% (Cost $136,374,532)		148,537,073

SHORT-TERM INVESTMENT — 0.0%
61,608	Northern Trust Institutional Government Select Portfolio, 0.010% (a)	61,608

Total Short-Term Investment — 0.0% (Cost $61,608)		61,608

Total Investments — 100.3% (Cost $136,436,140)		148,598,681

Other Assets & Liabilities, Net — (0.3)%		(429,390)

NET ASSETS - 100.0%		$148,169,291

*	Affiliated Fund
†
The Fund’s investment in the Wilshire Large Cap Core Plus Fund represents greater than 50% of the Fund’s total investments. The Wilshire Large Cap Core Plus Fund seeks capital appreciation. For further information, available upon request at no charge, on the Wilshire Large Cap Core Plus Fund, please go to the Wilshire Mutual Funds website at http://www.wilfunds.com.

(a)	Rate shown is the 7-day effective yield as of December 31, 2012.

As of December 31, 2012, all of the Fund’s investments in securities were considered Level 1. For the year ended December 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

Income Fund Schedule of Investments December 31, 2012

	Maturity Date	Par	Value
ASSET-BACKED SECURITIES — 2.3%
Ameriquest Mortgage Securities, Inc.
0.555%(a)	04/25/34	$78,169	$75,038
Amortizing Residential Collateral Trust (a)
0.490%	01/01/32	23,450	17,783
0.710%	10/25/34	151,045	145,121
Bayview Financial Acquisition Trust
0.885% (a)	02/28/44	48,926	47,700
Bear Stearns Asset Backed Securities Trust
0.780% (a)	09/25/34	45,113	43,845
Citigroup Mortgage Loan Trust, Inc.
5.550%	08/25/35	200,000	176,971
Conseco Financial Corp.
9.150%	01/15/18	1,758	357
Delta Funding Home Equity Loan Trust
7.040%	06/25/27	803	858
Green Tree Recreational Equipment & Consumer Trust
7.250%	03/15/29	7,455	5,631
Greenpoint Manufactured Housing (a)
2.977%	03/18/29	100,000	84,522
3.604%	06/19/29	50,000	43,109
3.708%	02/20/30	49,850	42,682
3.709%	03/13/32	100,000	83,820
3.709%	02/20/32	75,000	63,890
Keycorp Student Loan Trust
0.575%(a) (c)	10/25/32	161,481	148,949
Northstar Education
Finance, Inc. (a)
0.000%	01/29/46	150,000	125,402
0.000%	10/30/45	400,000	238,976
SACO I, Inc.(a)
0.470%	06/25/36	74,222	41,290
0.550%	03/25/36	78,855	47,797
0.770%	09/25/35	7,730	7,598
Saxon Asset Securities Trust
0.900% (a)	05/25/35	96,454	88,689
SLM Student Loan Trust
0.738% (a)	09/16/24	300,000	275,030

Total Asset-Backed Securities
(Cost $1,810,025)			1,805,058

COLLATERALIZED MORTGAGE OBLIGATIONS — 39.2%
Agency Mortgage-Backed Obligation — 32.5%
FHLMC
0.750% (c)	01/12/18	200,000	198,646
1.250%	08/01/19	290,000	290,401
1.250% (c)	10/02/19	220,000	219,356
2.978% (a)	05/01/37	345,637	370,166
3.500%	11/01/42	99,857	108,688
5.000%	09/01/33	96,391	104,686
5.000%	09/01/33	192,694	209,277
5.000%	10/01/33	189,914	206,259
5.000%	09/01/33	50,562	54,913

	Maturity Date	Par	Value
Agency Mortgage-Backed Obligation — (continued)
5.000%	08/01/33	$190,618	$207,023
5.266%(a)	01/01/38	156,249	166,046
6.000%	10/01/36	736,052	818,488
FHLMC Multifamily Structured Pass-Through Certificates, IO (a)
1.051%	01/25/20	1,340,809	79,821
1.229%	04/25/20	806,052	54,085
1.456%	12/25/21	188,752	18,778
1.506%	08/25/20	449,170	37,092
1.557%	02/25/18	1,934,606	131,905
1.582%	10/25/21	173,863	18,963
1.675%	06/25/20	693,671	65,245
1.675%	07/25/21	396,919	44,711
FHLMC TBA
3.000%	01/15/43	300,000	313,641
FNMA
3.000%	06/25/27	678,672	84,140
3.500%	10/01/42	298,486	322,493
3.500%	12/01/42	99,821	108,474
3.500%	12/01/42	100,000	108,668
3.500%	12/01/42	99,881	108,539
4.000%	11/01/41	285,949	306,929
4.000%	12/01/41	1,429,796	1,534,701
4.500%	05/01/31	221,460	240,755
4.500%	04/01/41	231,025	253,680
4.500%	12/01/31	92,291	100,794
4.500%	06/01/31	73,376	79,769
4.500%	09/01/41	74,061	81,194
4.500%	11/01/31	90,426	98,756
4.500%	04/01/31	74,285	80,757
5.500%	07/25/41	217,159	260,515
5.500%	09/01/35	801,762	876,148
5.500%	08/01/38	130,410	144,262
5.500%	11/01/36	176,776	192,293
5.500%	04/25/42	100,000	111,278
5.500%	04/01/36	308,935	331,612
5.933%(a)	01/01/37	120,250	129,265
6.000%	10/01/40	951,889	1,042,138
6.000%	12/01/39	464,672	508,728
6.000%	02/01/34	9,233	10,314
6.000%	11/01/35	142,033	158,651
6.000%	09/01/39	283,517	312,279
6.000%	04/01/33	51,407	57,421
6.000%	08/01/37	296,531	331,981
7.000%	04/01/37	77,022	91,458
7.000%	05/01/32	25,799	30,270
7.000%	02/01/39	209,528	239,488
9.750%	08/25/19	49,629	56,535
9.750%	11/25/18	176,885	204,321
FNMA TBA
2.500%	01/01/26	2,700,000	2,823,187
3.000%	01/16/26	100,000	105,547
3.500%	01/01/41	1,500,000	1,599,199
4.000%	11/15/34	200,000	214,375
4.500%	01/01/38	1,000,000	1,080,195

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

Maturity Date	Par	Value
Agency Mortgage-Backed Obligation — 32.5% (continued)
GNMA
0.610%(a)	12/20/60	$185,581	$185,790
0.690%(a)	03/20/61	187,820	189,052
0.710%(a)	03/20/61	94,529	95,244
4.500%	03/20/41	142,601	156,899
4.500%	03/15/40	33,989	37,517
5.000%	04/15/40	149,048	163,573
5.000%	08/20/40	1,438,073	1,591,369
5.000%	05/15/40	302,176	331,624
5.000%	11/20/40	183,803	203,396
5.000%	09/20/40	125,392	139,160
5.500%	05/15/36	69,469	76,582
6.000%	05/15/33	51,460	58,055
6.000%	03/15/37	56,885	63,503
6.000%	07/20/38	77,319	86,290
6.000%	03/15/35	460,738	517,970
6.500%	10/20/37	353,688	401,552
GNMA TBA
3.000%	01/15/43	1,100,000	1,169,438
3.500%	01/15/41	1,300,000	1,412,226
4.000%	01/01/40	400,000	438,688
4.500%	01/15/40	500,000	547,422
			26,004,649

Non-Agency Mortgage-Backed Obligation — 6.7%
American Home Mortgage Assets
0.440%(a)	05/25/46	145,102	18,720
Banc of America Commercial Mortgage Trust 2006-2
5.762%(a)	05/10/45	10,000	11,209
Banc of America Commercial Mortgage Trust 2008-1
6.205%(a)	02/10/51	10,000	12,125
Banc of America Commercial Mortgage, Inc.(a)
5.685%	06/10/49	60,000	60,391
5.726%	05/10/45	290,000	332,245
Banc of America Funding Corp.
3.144%(a)	09/20/35	1,100,018	799,855
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.421%(a)	09/10/45	31,000	33,853
Banc of America Mortgage Securities, Inc.
2.872%(a)	02/25/34	5,660	5,464
Bear Stearns Adjustable Rate Mortgage Trust (a)
2.995%	02/25/34	38,369	36,895
3.211%	11/25/34	44,416	40,412
Citigroup Commercial Mortgage Trust
5.702%(a)	12/10/49	10,000	11,340
Citigroup Mortgage Loan Trust, Inc.
3.016%(a)	02/25/34	50,624	41,858
Countrywide Alternative Loan Trust(a)
0.421%	03/20/46	63,825	42,247
3.069%	09/25/34	79,147	68,193

Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continued)
DBUBS Mortgage Trust
3.642%	08/10/44	$100,000	$108,800
First Horizon Mortgage Pass-Through Trust 2004-AR7
2.625%(a)	02/25/35	232,178	218,706
GE Capital Commercial Mortgage Corp.
5.543%	12/10/49	80,000	91,327
Greenpoint Mortgage Funding Trust
0.420%(a)	04/25/36	471,604	301,827
Greenwich Capital Commercial Funding Corp.
5.867%(a)	07/10/38	25,000	28,125
HomeBanc Mortgage Trust 2007-1
0.510%(a)	05/25/37	84,451	70,736
Impac CMB Trust Series 2005-4
0.750%(a)	05/25/35	90,098	77,280
Indymac Index Mortgage Loan Trust (a)
0.330%	07/25/36	229,673	148,079
0.410%	06/25/47	231,679	150,299
0.470%	06/25/35	396,869	315,794
2.667%	03/25/35	89,014	76,497
JP Morgan Chase Commercial Mortgage Securities Corp.
5.336%	05/15/47	50,000	57,199
5.440%	05/15/45	41,000	46,061
5.880%(a)	02/12/51	10,000	11,595
Master Adjustable Rate Mortgages Trust (a)
0.948%	12/25/46	259,026	98,230
2.746%	02/25/35	214,471	190,561
3.434%	12/25/34	15,011	14,129
Merrill Lynch Mortgage Trust
5.849%(a)	06/12/50	25,000	28,760
Merrill Lynch
5.204%(a)	12/12/49	25,000	27,640
Morgan Stanley Capital I Trust 2007-IQ14
5.692%(a)	04/15/49	130,000	150,953
Morgan Stanley Capital I
5.691%(a)	10/15/42	90,000	101,601
Morgan Stanley Mortgage Loan Trust (a)
0.510%	03/25/36	113,761	48,637
0.530%	01/25/35	307,085	280,436
2.982%	07/25/34	49,995	49,180
2.987%	08/25/34	82,864	78,036
Prime Mortgage Trust
8.000%	07/25/34	128,568	114,866
Residential Asset Securitization Trust
4.750%	02/25/19	174,049	179,212
Structured Adjustable Rate Mortgage Loan Trust (a)
2.706%	01/25/35	111,280	105,583
2.802%	11/25/34	97,013	89,040
WaMu Mortgage Pass-Through Certificates (a)
0.530%	08/25/45	242,421	226,989

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continued)
2.461%	02/25/33	$56,118	$56,050
2.472%	10/25/35	43,711	43,178
2.473%	10/25/33	228,780	233,838
Washington Mutual MSC Mortgage Pass-Through Certificates
2.444%(a)	01/25/35	37,024	37,361
Wells Fargo Mortgage Backed Securities Trust
2.723%(a)	04/25/36	21,872	19,957
WF-RBS Commercial Mortgage Trust
3.667%	11/15/44	26,000	28,702
			5,420,071

Total Collateralized Mortgage Obligations
(Cost $31,781,226)			31,424,720

CORPORATE BONDS — 28.1%
Consumer Discretionary — 1.8%
Boyd Gaming Corp.
9.000% (b)	07/01/20	10,000	9,850
CCO Holdings LLC
6.500%	04/30/21	160,000	172,600
Cellco Partnership
8.500%	11/15/18	30,000	41,271
Comcast Corp.
6.500%	01/15/15	355,000	395,569
CSC Holdings LLC
8.625%	02/15/19	10,000	11,950
Daimler Finance North America LLC
6.500%	11/15/13	30,000	31,492
DISH DBS Corp.
6.750%	06/01/21	20,000	22,800
7.750%	05/31/15	40,000	44,750
7.875% (c)	09/01/19	45,000	53,325
Intelsat Jackson Holdings SA
7.250% (b)	10/15/20	20,000	21,700
7.250%	04/01/19	30,000	32,250
McDonald's Corp. MTN
5.350%	03/01/18	40,000	48,303
News America, Inc.
6.650%	11/15/37	10,000	12,922
Service Corp. International
7.500% (c)	04/01/27	30,000	32,250
Telefonica Emisiones SAU
6.221% (c)	07/03/17	20,000	22,250
Time Warner Cable, Inc.
5.500%	09/01/41	10,000	11,127
5.875%	11/15/40	100,000	116,519
6.750%	06/15/39	50,000	63,419
7.300%	07/01/38	60,000	79,721
8.250%	04/01/19	160,000	212,918
8.750%	02/14/19	10,000	13,508
			1,450,494

Maturity Date	Par	Value
Consumer Staples — 2.2%
Altria Group, Inc.
2.850%	08/09/22	$100,000	$98,953
4.750%	05/05/21	110,000	124,660
9.250%	08/06/19	140,000	194,760
Anheuser-Busch InBev Worldwide, Inc.
2.500%	07/15/22	120,000	120,751
CVS Caremark Corp.
2.750% (c)	12/01/22	230,000	230,856
Kraft Foods Group, Inc.
3.500%	06/06/22	100,000	106,737
5.375% (b)	02/10/20	120,000	144,085
Molson Coors Brewing Co.
3.500% (c)	05/01/22	10,000	10,557
Mondelez International, Inc.
5.375%	02/10/20	110,000	132,799
PepsiCo, Inc.
0.700%	08/13/15	120,000	120,153
7.900%	11/01/18	41,000	55,396
Philip Morris International, Inc.
2.500%	08/22/22	50,000	50,230
2.900%	11/15/21	120,000	124,803
4.500%	03/20/42	60,000	65,204
Reynolds American, Inc.
3.250%	11/01/22	40,000	40,180
6.750% (c)	06/15/17	70,000	84,533
Safeway, Inc.
3.950% (c)	08/15/20	20,000	20,004
4.750% (c)	12/01/21	50,000	51,515
			1,776,176
Energy — 4.6%
Anadarko Petroleum Corp.
6.375%	09/15/17	30,000	35,835
Apache Corp.
3.250% (c)	04/15/22	40,000	42,392
6.000%	09/15/13	140,000	145,321
Arch Coal, Inc.
7.000% (c)	06/15/19	20,000	18,600
Baker Hughes, Inc.
7.500%	11/15/18	160,000	211,960
Chesapeake Energy Corp.
6.875%	11/15/20	90,000	97,537
Chesapeake Midstream Partners
5.875%	04/15/21	30,000	31,875
Concho Resources, Inc.
5.500%	10/01/22	30,000	31,650
6.500%	01/15/22	64,000	70,400
ConocoPhillips
5.900%	05/15/38	70,000	92,092
CONSOL Energy, Inc.
6.375% (c)	03/01/21	70,000	71,750
8.250%	04/01/20	95,000	102,837
Devon Energy Corp.
3.250% (c)	05/15/22	10,000	10,437
5.600%	07/15/41	160,000	190,056
Enterprise Products Operating LLC
5.950%	02/01/41	10,000	12,073

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

Maturity Date	Par	Value
Energy — (continued)
6.125%	10/15/39	$20,000	$24,162
6.500%	01/31/19	200,000	250,641
Hess Corp.
7.300%	08/15/31	37,000	49,829
7.875%	10/01/29	60,000	83,424
8.125%	02/15/19	80,000	105,289
Kerr-McGee Corp.
6.950%	07/01/24	70,000	88,686
7.875%	09/15/31	135,000	179,323
Key Energy Services, Inc.
6.750% (c)	03/01/21	110,000	110,000
Kinder Morgan Energy Partners LP
5.000%	12/15/13	25,000	25,945
6.000%	02/01/17	120,000	140,161
MarkWest Energy Partners
5.500% (c)	02/15/23	10,000	10,850
6.250%	06/15/22	20,000	21,800
6.500%	08/15/21	30,000	32,775
Noble Energy, Inc.
4.150% (c)	12/15/21	170,000	187,670
Occidental Petroleum Corp.
2.700% (c)	02/15/23	80,000	81,630
3.125%	02/15/22	90,000	95,732
Peabody Energy Corp.
6.500% (c)	09/15/20	50,000	53,625
Pemex Project Funding Master Trust
6.625%	06/15/35	207,000	262,890
Plains Exploration & Production Co.
6.125%	06/15/19	150,000	163,500
QEP Resources, Inc.
5.250%	05/01/23	20,000	21,400
6.875%	03/01/21	10,000	11,525
Range Resources Corp.
5.750% (c)	06/01/21	30,000	32,100
6.750% (c)	08/01/20	60,000	65,100
Regency Energy Partners
6.500%	07/15/21	95,000	104,025
Williams Cos., Inc.
7.500%	01/15/31	167,000	208,788
7.750%	06/15/31	25,000	31,897
Williams Partners
5.250%	03/15/20	40,000	46,078
WPX Energy, Inc.
6.000%	01/15/22	10,000	10,775
			3,664,435
Financials — 10.4%
Access Midstream Partners
4.875%	05/15/23	40,000	40,600
American Express Co.
6.800%(a)	09/01/66	85,000	91,269
American Express Credit Corp. MTN
5.125%	08/25/14	180,000	192,842
5.875% (c)	05/02/13	70,000	71,264
American International Group, Inc.
5.850%	01/16/18	40,000	47,288

Maturity Date	Par	Value
Financials — (continued)
6.250%	03/15/37	$100,000	$106,750
6.400%	12/15/20	260,000	322,607
Anadarko Finance Co.
7.500%(c)	05/01/31	100,000	132,306
Bank of America Corp. MTN
3.875%	03/22/17	30,000	32,536
5.000%	05/13/21	40,000	45,666
5.750%	12/01/17	10,000	11,656
7.625%	06/01/19	210,000	268,710
Berkshire Hathaway, Inc.
3.200%	02/11/15	60,000	63,167
BNP Paribas SA MTN
2.375%	09/14/17	80,000	81,148
Boeing Capital Corp.
4.700%	10/27/19	70,000	82,592
Caterpillar Financial Services Corp. MTN
6.200%	09/30/13	160,000	166,907
Citigroup, Inc.
5.000%	09/15/14	275,000	289,324
5.500%	10/15/14	10,000	10,728
5.900%(a) (c)	12/29/49	30,000	30,300
5.950%(a)	12/29/49	50,000	50,625
6.000%	12/13/13	250,000	261,966
6.010%	01/15/15	100,000	109,272
6.875%	03/05/38	200,000	263,291
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375% (c)	01/19/17	80,000	85,943
Countrywide Financial Corp.
6.250% (c)	05/15/16	50,000	54,885
Eaton Corp.(b)
1.500%	11/02/17	50,000	50,102
2.750% (c)	11/02/22	140,000	139,568
4.150%	11/02/42	50,000	50,565
Ford Motor Credit Co. LLC
8.125%	01/15/20	180,000	230,648
General Electric Capital Corp.
1.625%	07/02/15	40,000	40,664
5.625%	05/01/18	210,000	249,382
6.375%(a)	11/15/67	320,000	337,600
6.875%	01/10/39	310,000	421,383
Goldman Sachs Capital II
4.000%(a)	06/01/43	20,000	15,622
Goldman Sachs Group, Inc.
4.750%	07/15/13	10,000	10,210
5.250%	10/15/13	40,000	41,400
5.375%	03/15/20	150,000	171,905
5.750% (c)	01/24/22	180,000	212,798
6.000%	06/15/20	10,000	11,882
6.000%	05/01/14	20,000	21,285
6.250%	02/01/41	220,000	269,923
John Deere Capital Corp.
2.250%	04/17/19	60,000	61,753
JPMorgan Chase & Co.
1.100%	10/15/15	190,000	189,994

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

Maturity Date	Par	Value
Financials — (continued)
4.400%	07/22/20	$90,000	$101,596
5.125%	09/15/14	545,000	579,632
5.150%	10/01/15	200,000	219,829
MetLife, Inc.
4.750% (c)	02/08/21	80,000	92,890
5.875%	02/06/41	160,000	202,588
6.400%	12/15/36	10,000	10,692
Morgan Stanley MTN
0.775%(a)	10/18/16	40,000	38,025
4.750% (c)	03/22/17	20,000	21,819
6.625%	04/01/18	100,000	117,858
Royal Bank of Scotland Group PLC
2.550% (c)	09/18/15	30,000	30,702
SLM Corp. MTN
3.875%	09/10/15	70,000	71,957
5.000%	04/15/15	10,000	10,541
SunTrust Preferred Capital I
4.000%(a)	12/31/49	11,000	9,258
Toyota Motor Credit Corp. MTN
1.250%	10/05/17	130,000	130,925
Wachovia Capital Trust III
5.570%(a) (c)	12/31/49	350,000	348,250
Wachovia Corp.
5.625%	10/15/16	590,000	676,452
Wells Fargo & Co.
1.500%	01/16/18	50,000	50,082
2.100% (c)	05/08/17	40,000	41,355
3.676% (d)	06/15/16	50,000	54,055
5.000%	11/15/14	5,000	5,364
Wells Fargo Capital X
5.950%	12/15/36	100,000	102,000
			8,356,196
Health Care — 2.9%
AbbVie, Inc. (b)
1.750% (c)	11/06/17	140,000	141,523
2.900%	11/06/22	90,000	91,654
Express Scripts Holding Co.
3.500% (b)	11/15/16	280,000	299,366
Fresenius Medical Care US Finance, Inc.
6.875%	07/15/17	145,000	165,300
GlaxoSmithKline Capital PLC
2.850%	05/08/22	100,000	103,865
GlaxoSmithKline Capital, Inc.
5.650%	05/15/18	170,000	207,068
HCA, Inc.
6.250%	02/15/13	14,000	14,070
7.500% (c)	11/15/95	20,000	17,250
7.690%	06/15/25	30,000	30,675
Humana, Inc.
3.150%	12/01/22	30,000	29,833
7.200%	06/15/18	100,000	123,312
Medtronic, Inc.
3.125%	03/15/22	10,000	10,617
4.450%	03/15/20	60,000	69,697

Maturity Date	Par	Value
Health Care — (continued)
Reynolds Group Issuer, Inc.
7.125%	04/15/19	$170,000	$182,750
Tenet Healthcare Corp.
8.875%	07/01/19	80,000	89,600
9.250% (c)	02/01/15	71,000	79,698
Thermo Fisher Scientific, Inc.
3.600%	08/15/21	40,000	42,541
UnitedHealth Group, Inc.
3.375% (c)	11/15/21	40,000	42,615
3.875%	10/15/20	30,000	33,245
5.700%	10/15/40	60,000	72,718
6.000%	02/15/18	10,000	12,172
Watson Pharmaceuticals, Inc.
1.875% (c)	10/01/17	40,000	40,526
WellPoint, Inc.
1.250%	09/10/15	30,000	30,237
3.125%	05/15/22	30,000	30,313
3.700%	08/15/21	150,000	157,764
5.875%	06/15/17	20,000	23,738
Wyeth
5.950%	04/01/37	160,000	213,435
			2,355,582
Industrials — 1.2%
Boeing Co.
4.875%	02/15/20	40,000	48,193
6.000% (c)	03/15/19	60,000	74,735
Continental Airlines 1998-1 Class A Pass-Through Trust
6.648%	09/15/17	62,946	67,428
Delta Air Lines, Inc.
6.821%	08/10/22	241,296	269,335
General Electric Co.
0.850%	10/09/15	50,000	50,176
UAL 2009-2A Pass-Through Trust
9.750%	01/15/17	31,893	36,917
United Parcel Service, Inc.
4.500%	01/15/13	260,000	260,373
United Technologies Corp.
3.100%	06/01/22	10,000	10,590
4.500%	06/01/42	70,000	77,781
Waste Management, Inc.
7.375%	05/15/29	20,000	26,403
			921,931
Information Technology — 0.2%
Oracle Corp.
1.200%	10/15/17	130,000	130,386

Materials — 1.5%
ArcelorMittal
5.000% (c)	02/25/17	30,000	30,282
Barrick Corp.
3.850% (c)	04/01/22	30,000	31,756
Barrick North America Finance LLC
4.400%	05/30/21	170,000	186,429

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

Maturity Date	Par	Value
Materials — (continued)
Celulosa Arauco y Constitucion SA
4.750%	01/11/22	$60,000	$62,934
Cliffs Natural Resources, Inc. (c)
3.950%	01/15/18	90,000	90,583
4.800%	10/01/20	30,000	29,814
4.875%	04/01/21	10,000	9,932
Ecolab, Inc.
4.350%	12/08/21	30,000	33,485
Freeport-McMoRan Copper & , Inc.
3.550%	03/01/22	145,000	143,807
PPG Industries, Inc.
5.750%	03/15/13	30,000	30,311
6.650%	03/15/18	30,000	37,248
Rock-Tenn Co.
3.500%	03/01/20	40,000	41,056
4.000%	03/01/23	20,000	20,318
Southern Copper Corp.
5.250% (c)	11/08/42	180,000	180,149
Steel Dynamics, Inc.
6.750%	04/01/15	60,000	60,750
7.625% (c)	03/15/20	10,000	11,050
Vale Overseas, Ltd.
4.375%	01/11/22	216,000	230,582
			1,230,486
Telecommunication Services — 1.4%
AT&T, Inc.
2.625%	12/01/22	60,000	60,099
3.875%	08/15/21	30,000	33,435
4.350%	06/15/45	132,000	132,593
5.100%	09/15/14	50,000	53,710
5.500%	02/01/18	160,000	190,607
5.550%	08/15/41	20,000	24,003
6.550%	02/15/39	20,000	26,282
Bellsouth Capital Funding Corp.
7.875%	02/15/30	7,000	9,224
Qwest Corp.
6.875%	09/15/33	20,000	20,100
Sprint Nextel Corp.
7.000% (c)	08/15/20	120,000	131,100
Verizon Communications, Inc.
2.450%	11/01/22	170,000	170,057
5.500%	02/15/18	120,000	144,105
6.100%	04/15/18	55,000	67,627
8.750%	11/01/18	20,000	27,769
			1,090,711
Utilities — 1.9%
AES Corp. (The)
8.000%	06/01/20	180,000	207,000
Energy Future Intermediate Holding Co. LLC
10.000%	12/01/20	62,000	69,905
Exelon Corp.
5.625%	06/15/35	160,000	178,627
FirstEnergy Corp.
7.375%	11/15/31	240,000	309,980

Maturity Date	Par	Value
Utilities — (continued)
Hydro Quebec
1.375%	06/19/17	$440,000	$445,896
MidAmerican Energy Holdings Co.
6.500%	09/15/37	20,000	26,564
Pacific Gas & Electric Co.
5.800%	03/01/37	10,000	12,372
6.050%	03/01/34	60,000	77,304
8.250%	10/15/18	40,000	54,461
Southern Natural Gas Co. LLC
5.900%(b)	04/01/17	30,000	35,251
8.000%	03/01/32	75,000	106,945
			1,524,305
Total Corporate Bonds
(Cost $20,179,857)			22,500,702

FOREIGN BONDS — 6.1% (g)
Australia — 0.7%
BHP Billiton Finance USA, Ltd.
6.500% (c)	04/01/19	190,000	242,307
3.250%	11/21/21	20,000	21,525
Rio Tinto Finance USA, Ltd.
9.000% (c)	05/01/19	150,000	206,029
6.500%	07/15/18	60,000	74,888
3.750%	09/20/21	20,000	21,386
			566,135
Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.375%	01/15/20	160,000	194,725

Brazil — 1.0%
Petrobras International Finance Co.
6.125% (c)	10/06/16	90,000	101,713
5.750%	01/20/20	10,000	11,384
5.375%	01/27/21	320,000	360,262
3.875%	01/27/16	50,000	52,750
Vale Overseas, Ltd.
6.875%	11/21/36	185,000	229,322
			755,431
Canada — 1.6%
Province of British Columbia
2.000%	10/23/22	200,000	197,086
Province of New Brunswick Canada
2.750% (c)	06/15/18	400,000	430,944
Province of Ontario Canada (c)
4.400%	04/14/20	270,000	317,965
1.100%	10/25/17	380,000	380,418
Rogers Communications, Inc.
6.750%	03/15/15	10,000	11,271
6.375%	03/01/14	10,000	10,654
			1,348,338
France — 0.1%
Cie Generale de Geophysique-Veritas
7.750% (c)	05/15/17	100,000	104,000

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

Maturity Date	Par	Value
Mexico — 0.3%
America Movil SAB de CV
5.625% (c)	11/15/17	$80,000	$95,780
5.000%	03/30/20	100,000	116,347
Kansas City Southern de Mexico SA de CV
12.500%	04/01/16	36,000	39,240
			251,367
Netherlands — 0.6%
Deutsche Telekom International Finance BV
5.750%	03/23/16	195,000	222,186
Shell International Finance BV
4.375%	03/25/20	180,000	208,791
			430,977
Spain — 0.4%
BBVA US Senior SAU
3.250%	05/16/14	200,000	200,179
Telefonica Emisiones SAU
5.877%	07/15/19	60,000	65,550
			265,729
Switzerland — 0.3%
UBS AG MTN
2.250%	01/28/14	250,000	253,610

United Kingdom — 0.9%
BP Capital Markets PLC
5.250%	11/07/13	200,000	208,121
3.875%	03/10/15	90,000	95,881
3.561%	11/01/21	10,000	10,806
Diageo Capital PLC
4.828% (c)	07/15/20	310,000	364,952
Royal Bank of Scotland Group PLC
7.648%(a)	08/31/49	10,000	10,100
5.000%	10/01/14	20,000	20,550
			710,410
Total Foreign Bonds
(Cost $4,482,532)			4,880,722

MUNICIPAL BONDS — 0.2%
Northstar Education Finance, Inc., RB(a)
1.709%,	01/29/46	150,000	125,401
Student Loan Funding Corp., Ser A-6, AMT, RB(a)
0.228%,	09/01/47	50,000	49,590

Total Municipal Bonds
(Cost $170,619)			174,991

PREFERRED STOCK — 0.5%
GMAC Capital Trust I, 8.125%(a)		15,499	413,049

Total Preferred Stock
(Cost $384,375)			413,049

Maturity Date	Par	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.0%
FHLB
5.500%	07/15/36	$170,000	$233,908
FNMA
0.000% (e)	10/09/19	1,190,000	1,042,511
6.250%	05/15/29	180,000	258,586
6.625% (c)	11/15/30	490,000	746,270
Tennessee Valley Authority
5.250%	09/15/39	100,000	131,572

Total U.S. Government & Agency Obligations
(Cost $1,993,063)			2,412,847

U.S. TREASURY OBLIGATIONS — 17.2%
U.S. Treasury Bond
3.125%	02/15/42	310,000	324,144
2.750%	11/15/42	280,000	269,763
2.750%	08/15/42	1,620,000	1,564,312
U.S. Treasury Inflation-Protected Security
0.750% (k)	02/15/42	737,064	807,258
U.S. Treasury Note
2.750%	10/31/13	20,000	20,424
1.875%	06/30/15	560,000	581,700
1.625%	11/15/22	70,000	69,234
1.625%	08/15/22	40,000	39,738
1.125%	12/31/19	1,300,000	1,296,344
0.750%	12/31/17	730,000	731,198
0.750%	10/31/17	1,330,000	1,334,364
0.375%	06/15/15	330,000	330,515
0.375%	11/15/15	1,390,000	1,391,304
0.250%	09/15/15	20,000	19,956
0.250%	12/15/15	4,960,000	4,945,275
0.250%	10/15/15	30,000	29,932

Total U.S. Treasury Obligations
(Cost $13,704,054)			13,755,461

REPURCHASE AGREEMENTS — 15.3%
Credit Suisse
0.15%, dated 12/31/12, to be repurchased on 01/02/13, repurchase price $4,465,037 (collateralized by a U.S. Treasury obligation, par value $3,484,000, 4.375%, 05/15/41, with a total market value of $4,554,300)

	01/02/13	4,465,000	4,465,000
Deutsche Bank
0.19%, dated 12/31/12, to be repurchased on 01/02/13, repurchase price $7,835,083 (collateralized by a U.S. government obligation, par value $7,773,000, 1.250%, 09/28/16, with total market value of $7,991,700)

	01/02/13	7,835,000	7,835,000

Total Repurchase Agreements
(Cost $12,300,000)			12,300,000

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

	Maturity Date	Shares	Value
ESCROW SECURITIES — 0.0%
Financials — 0.0%
Lehman Brothers Holdings Capital Trust VII MTN
5.857% (f)	11/29/49	200,000	$—
Lehman Brothers Holdings, Inc. MTN
6.500%(f)	07/19/17	160,000	—
6.750%(f)	12/28/17	340,000	—
			—
Total Escrow Securities
(Cost $–)			—

SHORT-TERM INVESTMENTS — 7.9%
Northern Trust Institutional Government Select Portfolio, 0.010%(h)		1,047,808	1,047,808
Northern Trust Institutional Liquid Asset Portfolio, 0.010% (h)(i)		5,302,433	5,302,433

Total Short-Term Investments
(Cost $6,350,241)			6,350,241

Total Investments — 119.8%
(Cost $93,155,992)			$96,017,791

Other Assets & Liabilities, Net — (19.8)%			(15,851,841)

NET ASSETS — 100.0%			$80,165,950

		Par
TBA SALES COMMITMENTS — (1.6)%
COLLATERALIZED MORTGAGE OBLIGATIONS — (1.6)%
FNMA TBA
3.500%	01/01/41	$(100,000)	(106,613)
2.500%	01/01/26	(1,100,000)	(1,150,188)

Total TBA Sales Commitments
(Proceeds $1,253,422)			$(1,256,801)

(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2012. The date reported on the Schedule of Investments is the next reset date.

(b)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	This security or a partial position of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $5,137,699.

(d)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2012. The coupon on a step bond changes on a specified date.

(e)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(f)	Security in default on interest payments.

(g)	Foreign security denominated in U.S. currency.

(h)	Rate shown is the 7-day effective yield as of December 31, 2012.

(i)	The security was purchased with cash collateral held from securities on loan. The total value of such security as of December 31, 2012 was $5,302,433.

(k)	Inflation protected security. Principal amounts periodically adjusted for inflation.

AMT — Alternative Minimum Tax
CV — Convertible Security
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
IO — Interest Only - face amount represents notional amount
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
Ser — Series
TBA — To Be Announced

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

Income Fund Schedule of Investments - (Continued) December 31, 2012

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$1,805,058	$—	$1,805,058
Collateralized Mortgage Obligations	—	31,424,720	—	31,424,720
Corporate Bonds	—	22,500,702	—	22,500,702
Foreign Bonds	—	4,880,722	—	4,880,722
Municipal Bonds	—	174,991	—	174,991
Preferred Stock	413,049	—	—	413,049
U.S. Government & Agency Obligations	—	2,412,847	—	2,412,847
U.S. Treasury Obligations	—	13,755,461	—	13,755,461
Repurchase Agreements	—	12,300,000	—	12,300,000
Escrow Security	—	—	—^	—^
Short-Term Investments	6,350,241	—	—	6,350,241
Total Investments in Securities	$6,763,290	$89,254,501	$—	$96,017,791

TBA Sales Commitments	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$(1,256,801)	$—	$(1,256,801)

^
As of December 31, 2012 all of the Funds investments were considered Level 1 or Level 2, except for Lehman Brothers Holdings Capital Trust VII MTN and Lehman Brothers Holdings, Inc. MTN, which were considered Level 3 when converted to escrow shares on March 21, 2012 and were valued at $0, and the value has remained $0 throughout the year ended December 31, 2012.

For the year ended December 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

Small Cap Growth Fund Schedule of Investments December 31, 2012

Shares		Value
COMMON STOCK — 98.5%
Consumer Discretionary — 20.7%
2,060	Aeropostale, Inc. †(a)	$26,801
978	AFC Enterprises, Inc. †(a)	25,555
1,220	American Greetings Corp., Class A(a)	20,606
769	American Public Education, Inc. †(a)	27,768
580	America's Car-Mart, Inc. †(a)	23,502
3,741	Ameristar Casinos, Inc.	98,164
1,641	ANN, Inc.(a)	55,531
1,056	Arbitron, Inc.	49,294
950	Arctic Cat, Inc. †(a)	31,720
13,420	Asbury Automotive Group, Inc.(a)	429,843
2,680	Belo Corp., Class A(a)	20,555
60	Biglari Holdings, Inc. †(a)	23,401
1,460	Blyth, Inc.(a)	22,703
620	Bob Evans Farms, Inc.(a)	24,924
2,080	Boyd Gaming Corp. †(a)	13,811
840	Bravo Brio Restaurant Group, Inc.(a)	11,281
1,174	Bridgepoint Education, Inc. †(a)	12,092
1,160	Brunswick Corp.	33,744
632	Buckle, Inc. (The)(a)	28,212
4,860	Buffalo Wild Wings, Inc.(a)	353,905
1,510	Cabela's, Inc.	63,042
530	Capella Education Co.	14,962
2,868	Carmike Cinemas, Inc. †	43,020
2,129	Cato Corp. (The), Class A(a)	58,398
240	Cavco Industries, Inc. †(a)	11,995
610	CEC Entertainment, Inc.(a)	20,246
2,085	Cheesecake Factory, Inc. (The)(a)	68,221
1,137	Cherokee, Inc.	15,588
650	Children's Place Retail Stores, Inc. (The) †	28,788
9,772	Coinstar, Inc.(a)	508,242
2,361	Collectors Universe(a)	23,681
510	Conn's, Inc. †	15,647
1,870	Cooper Tire & Rubber Co.	47,423
320	Core-Mark Holding Co., Inc.	15,152
980	Cracker Barrel Old Country Store, Inc.	62,975
2,064	Crocs, Inc.	29,701
499	Dana Holding Corp.(a)	7,789
3,921	Deckers Outdoor Corp. †(a)	157,899
1,530	Destination Maternity Corp.(a)	32,987
526	DineEquity, Inc.	35,242
1,637	Domino's Pizza, Inc.(a)	71,292
1,082	Dorman Products, Inc.(a)	38,238
500	Drew Industries, Inc.	16,125
670	Ethan Allen Interiors, Inc.(a)	17,226
1,643	Express, Inc. †	24,793
1,429	Finish Line, Inc. (The), Class A	27,051
12,420	Francesca's Holdings Corp.(a)	322,423
870	Genesco, Inc. †(a)	47,850
1,220	Gentherm, Inc. †	16,226
380	G-III Apparel Group, Ltd. †(a)	13,007
6,585	Group 1 Automotive, Inc.(a)	408,204
5,432	Hibbett Sports, Inc. †(a)	286,266
660	Hillenbrand, Inc.(a)	14,923
4,340	Hot Topic, Inc.(a)	41,881
1,024	HSN, Inc.	56,402
590	iRobot Corp.	11,056
714	Jos. A Bank Clothiers, Inc. †(a)	30,402
5,430	LeapFrog Enterprises, Inc., Class A †(a)	46,861

Shares	Value
Consumer Discretionary — 20.7% (continued)
2,060	Libbey, Inc.	$39,861
649	Life Time Fitness, Inc. †(a)	31,937
2,280	Lions Gate Entertainment Corp.(a)	37,392
620	Lumber Liquidators Holdings, Inc. †(a)	32,755
2,900	MDC Partners, Inc., Class A(a)	32,770
330	Men's Wearhouse, Inc. (The)(a)	10,283
5,405	Meritage Homes Corp.	201,877
2,180	Morgans Hotel Group Co. †	12,077
460	Movado Group, Inc.	14,113
6,753	MTR Gaming Group, Inc. †	28,160
2,300	Multimedia Games Holding Co., Inc. †(a)	33,833
1,394	National CineMedia, Inc.	19,697
1,440	Nexstar Broadcasting Group, Inc., Class A †	15,250
5,510	Orbitz Worldwide, Inc. †(a)	14,987
570	Oxford Industries, Inc.(a)	26,425
963	Papa John's International, Inc. †	52,907
1,480	PetMed Express, Inc.(a)	16,428
44,334	Pier 1 Imports, Inc.(a)	886,680
2,120	Pinnacle Entertainment, Inc. †	33,560
1,146	Pool Corp.	48,499
770	ReachLocal, Inc.(a)	9,941
7,231	Red Robin Gourmet Burgers, Inc.(a)	255,182
719	RG Barry Corp.(a)	10,188
258	rue21, Inc. †	7,325
7,060	Ruth's Hospitality Group, Inc. †	51,326
610	Ryland Group, Inc. (The)(a)	22,265
1,610	Select Comfort Corp. †(a)	42,134
2,143	Sinclair Broadcast Group, Inc., Class A	27,045
812	Six Flags Entertainment Corp.	49,695
2,990	Smith & Wesson Holding Corp. †(a)	25,236
30,607	Sonic Corp. †(a)	318,619
12,480	Steven Madden, Ltd.	527,530
697	Sturm Ruger & Co., Inc.(a)	31,644
810	Tenneco, Inc.	28,439
1,670	Texas Roadhouse, Inc., Class A(a)	28,056
1,351	Tower International, Inc. †	10,876
3,140	Town Sports International Holdings, Inc.	33,441
806	True Religion Apparel, Inc.	20,489
2,260	Valassis Communications, Inc.(a)	58,263
456	Vitamin Shoppe, Inc.(a)	26,156
265	Winmark Corp.	15,105
840	Winnebago Industries, Inc.(a)	14,389
1,449	Zagg, Inc. †	10,665
856	Zumiez, Inc.(a)	16,615
		7,314,751
Consumer Staples — 5.2%
5,760	Annie's, Inc. †(a)	192,557
2,731	B&G Foods, Inc., Class A(a)	77,315
237	Boston Beer Co., Inc. (The), Class A(a)	31,865
520	Calavo Growers, Inc.(a)	13,109
1,308	Cal-Maine Foods, Inc.	52,608
652	Casey's General Stores, Inc.(a)	34,621
1,930	Central Garden and Pet Co., Class A †(a)	20,168
430	Coca-Cola Bottling Co. Consolidated(a)	28,595
1,630	Craft Brew Alliance, Inc. †(a)	10,562
840	Darling International, Inc. †	13,473

See Notes to Financial Statements.

Small Cap Growth Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Consumer Staples — (continued)
900	Elizabeth Arden, Inc. †	$40,509
560	Hain Celestial Group, Inc. (The)(a)	30,363
11,610	Inter Parfums, Inc.(a)	225,931
1,800	Inventure Foods, Inc. †(a)	11,682
400	J&J Snack Foods Corp.	25,576
824	Lancaster Colony Corp.(a)	57,012
730	Medifast, Inc.(a)	19,265
2,290	Nature's Sunshine Products, Inc.(a)	33,159
1,368	Nu Skin Enterprises, Inc., Class A(a)	50,684
1,430	Orchids Paper Products Co.	28,915
1,030	Pantry, Inc. (The)(a)	12,494
3,260	Pilgrim's Pride Corp.	23,635
500	Post Holdings, Inc. †	17,125
10,540	Prestige Brands Holdings, Inc. †	211,116
330	Pricesmart, Inc.(a)	25,427
920	Sanderson Farms, Inc.	43,746
1,880	Snyders-Lance, Inc.	45,327
4,880	Star Scientific, Inc. †(a)	13,078
590	Susser Holdings Corp.(a)	20,349
852	Tootsie Roll Industries, Inc.(a)	22,084
4,590	TreeHouse Foods, Inc.(a)	239,277
890	United Natural Foods, Inc.(a)	47,695
1,060	USANA Health Sciences, Inc.(a)	34,906
2,770	Vector Group, Ltd.(a)	41,190
780	WD-40 Co.(a)	36,746
		1,832,164
Energy — 4.5%
16,870	Approach Resources, Inc.(a)	421,919
1,435	Berry Petroleum Co., Class A(a)	48,144
45,010	Callon Petroleum Co. †(a)	211,547
192	Contango Oil & Gas Co.	8,133
1,015	Energy XXI Bermuda, Ltd.(a)	32,673
226	Geospace Technologies Corp.(a)	20,085
5,515	Gulfport Energy Corp. †	210,783
3,056	Halcon Resources Corp. †	21,148
3,680	ION Geophysical Corp.(a)	23,957
2,880	Kodiak Oil & Gas Corp.(a)	25,488
1,470	Oasis Petroleum, Inc.	46,746
38,090	Pacific Drilling SA †	359,569
1,014	Rosetta Resources, Inc. †(a)	45,995
450	Targa Resources Corp.	23,778
2,540	TGC Industries, Inc.	20,802
2,038	Vaalco Energy, Inc.(a)	17,629
1,643	Western Refining, Inc.(a)	46,316
		1,584,712
Financials — 12.5%
1,010	Acadia Realty Trust	25,331
730	American Assets Trust, Inc.	20,389
1,530	American Safety Insurance Holdings, Ltd. †(a)	28,948
1,409	Amtrust Financial Services, Inc.(a)	40,424
316	Arrow Financial Corp.(a)	7,884
10,297	Bank of the Ozarks, Inc.(a)	344,641
5,640	BGC Partners, Inc., Class A	19,514
350	BofI Holding, Inc. †	9,755
1,200	Bridge Capital Holdings †(a)	18,672
3,790	Calamos Asset Management, Inc., Class A(a)	40,060
290	Cash America International, Inc.(a)	11,504

Shares	Value
Financials — (continued)
3,140	CBL & Associates Properties, Inc.	$66,599
810	Coresite Realty Corp.(a)	22,405
326	Credit Acceptance Corp.	33,145
2,560	DFC Global Corp.(a)	47,386
1,280	Duff & Phelps Corp., Class A	19,994
610	Eagle Bancorp, Inc. †	12,182
6,261	eHealth, Inc. †	172,052
2,240	Employers Holdings, Inc.(a)	46,099
1,116	Encore Capital Group, Inc. †(a)	34,172
478	Extra Space Storage, Inc.	17,394
10,200	FelCor Lodging Trust, Inc.	47,634
320	First Cash Financial Services, Inc.(a)	15,878
1,030	First Financial Bankshares, Inc.(a)	40,180
5,330	Glimcher Realty Trust(a)	59,110
2,360	Greenlight Capital Re, Ltd., Class A	54,469
130	Gyrodyne Co. of America, Inc.	9,368
1,560	HFF, Inc., Class A(a)	23,244
490	Highwoods Properties, Inc.(a)	16,390
20,588	Hilltop Holdings, Inc. †(a)	278,761
9,310	Home BancShares, Inc.(a)	307,416
240	Home Properties, Inc.(a)	14,714
780	Homeowners Choice, Inc.	16,216
2,280	Inland Real Estate Corp.(a)	19,106
1,635	Investors Bancorp, Inc.	29,070
1,660	Investors Real Estate Trust	14,492
7,600	MarketAxess Holdings, Inc.(a)	268,280
1,890	Meadowbrook Insurance Group, Inc.(a)	10,924
1,638	MicroFinancial, Inc.	11,924
1,810	Montpelier Re Holdings, Ltd.(a)	41,377
485	National Health Investors, Inc.(a)	27,417
710	Navigators Group, Inc. (The)	36,260
920	Netspend Holdings, Inc.(a)	10,874
2,410	Omega Healthcare Investors, Inc.(a)	57,479
2,450	Oritani Financial Corp.(a)	37,534
230	Portfolio Recovery Associates, Inc.	24,578
31,775	PrivateBancorp, Inc., Class A(a)	486,793
249	PS Business Parks, Inc.	16,180
1,180	Ryman Hospitality Properties(a)	45,383
460	S.Y. Bancorp, Inc.(a)	10,313
5,320	Signature Bank(a)	379,529
450	Sovran Self Storage, Inc.	27,945
8,270	Strategic Hotels & Resorts, Inc. †	52,928
6,700	SVB Financial Group(a)	374,999
830	Taylor Capital Group, Inc. †	14,982
8,090	Texas Capital Bancshares, Inc. †(a)	362,594
1,000	ViewPoint Financial Group, Inc.(a)	20,940
590	Westamerica Bancorporation(a)	25,128
957	World Acceptance Corp.(a)	71,354
		4,400,313
Health Care — 18.7%
1,060	ABIOMED, Inc. †(a)	14,268
1,143	Acorda Therapeutics, Inc.	28,415
820	Affymax, Inc. †	15,580
23,151	Air Methods Corp.(a)	854,040
42,101	Akorn, Inc. †(a)	562,469
1,500	Align Technology, Inc.(a)	41,625
2,460	Alkermes PLC	45,559
550	Alnylam Pharmaceuticals, Inc. †	10,038
1,688	AMN Healthcare Services, Inc. †(a)	19,496

See Notes to Financial Statements.

Small Cap Growth Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Health Care — (continued)
950	Amsurg Corp., Class A	$28,510
270	Analogic Corp.	20,061
2,140	Anika Therapeutics, Inc. †(a)	21,272
4,542	Arena Pharmaceuticals, Inc. †(a)	40,969
490	ArthroCare Corp.	16,949
4,286	athenahealth, Inc.(a)	314,807
1,120	Auxilium Pharmaceuticals, Inc.	20,754
1,840	BioDelivery Sciences International, Inc. †(a)	7,930
710	Bio-Reference Labs, Inc.(a)	20,370
830	BioScrip, Inc. †	8,939
920	Cambrex Corp.(a)	10,470
410	Cantel Medical Corp.	12,189
580	Capital Senior Living Corp. †(a)	10,840
10,789	Centene Corp. †	442,349
468	Cepheid, Inc.(a)	15,823
6,113	Cerus Corp. †(a)	19,317
642	Chemed Corp.	44,035
6,200	Computer Programs & Systems, Inc.(a)	312,108
2,423	Cubist Pharmaceuticals, Inc.(a)	101,911
3,370	Curis, Inc. †(a)	11,559
280	Cyberonics, Inc. †(a)	14,708
1,036	Cynosure, Inc., Class A	24,978
1,930	Dendreon Corp.(a)	10,191
2,029	Depomed, Inc. †(a)	12,560
3,700	Dynavax Technologies Corp.(a)	10,582
685	Emergent Biosolutions, Inc.(a)	10,988
2,840	Emeritus Corp.	70,205
1,650	Endocyte, Inc. †(a)	14,817
1,476	Ensign Group, Inc. (The)	40,133
1,450	ExamWorks Group, Inc.(a)	20,286
2,153	Exelixis, Inc.(a)	9,839
1,060	Haemonetics Corp. †(a)	43,290
2,570	HealthSouth Corp.	54,253
21,140	HMS Holdings Corp. †(a)	547,949
480	ICU Medical, Inc.(a)	29,246
1,485	Immunogen, Inc.(a)	18,934
25,095	Impax Laboratories, Inc. †	513,946
440	IPC The Hospitalist Co., Inc.(a)	17,472
890	Ironwood Pharmaceuticals, Inc., Class A †(a)	9,870
996	Jazz Pharmaceuticals PLC(a)	52,987
360	Magellan Health Services, Inc. †(a)	17,640
1,233	Masimo Corp.	25,905
2,495	Medicines Co. (The) †(a)	59,805
6,985	Medidata Solutions, Inc. †	273,742
198	Medivation, Inc. †(a)	10,130
1,220	Molina Healthcare, Inc. †(a)	33,013
465	MWI Veterinary Supply, Inc. †(a)	51,150
190	National Research Corp.	10,298
1,600	Natus Medical, Inc. †	17,888
320	Neogen Corp.	14,502
819	NxStage Medical, Inc. †(a)	9,214
1,230	Omnicell, Inc.	18,290
3,067	Opko Health, Inc. †(a)	14,752
890	Orthofix International NV	35,004
2,236	Owens & Minor, Inc.(a)	63,748
7,950	PAREXEL International Corp.	235,240
5,221	PDL BioPharma, Inc.(a)	36,808
1,843	Pharmacyclics, Inc. †	106,710

Shares	Value
Health Care — (continued)
1,780	Pozen, Inc. †	$8,918
1,310	Providence Service Corp. (The) †	22,257
1,999	Questcor Pharmaceuticals, Inc.(a)	53,413
693	Salix Pharmaceuticals, Ltd.	28,053
1,940	Santarus, Inc. †	21,301
5,030	Sciclone Pharmaceuticals, Inc. †	21,679
1,580	Select Medical Holdings Corp.(a)	14,899
2,188	Skilled Healthcare Group, Inc., Class A †(a)	13,938
4,015	Spectrum Pharmaceuticals, Inc.(a)	44,928
1,400	Staar Surgical Co. †(a)	8,540
1,755	STERIS Corp.	60,951
960	SurModics, Inc. †(a)	21,466
139	Synageva BioPharma Corp.	6,434
1,436	Team Health Holdings, Inc.	41,314
653	Theravance, Inc.(a)	14,542
4,120	Threshold Pharmaceuticals, Inc. †(a)	17,345
1,590	Trius Therapeutics, Inc.	7,600
860	U.S. Physical Therapy, Inc.	23,684
691	Utah Medical Products, Inc.	24,911
1,350	Vascular Solutions, Inc. †(a)	21,330
3,710	Vical, Inc. †(a)	10,796
1,870	Vivus, Inc.(a)	25,095
15,200	Vocera Communications, Inc.(a)	381,520
1,038	WellCare Health Plans, Inc.(a)	50,540
380	West Pharmaceutical Services, Inc.	20,805
		6,599,984
Industrials — 15.9%
1,145	3D Systems Corp. †(a)	61,086
1,890	Aceto Corp.	18,976
475	Acuity Brands, Inc.(a)	32,172
1,090	ADA-ES, Inc., Class ield does not have fast totalE †(a)	18,399
11,000	Advisory Board Co. (The)(a)	514,690
1,410	Aircastle, Ltd.(a)	17,681
1,244	Alaska Air Group, Inc. †	53,604
840	Altra Holdings, Inc.(a)	18,522
1,342	Applied Industrial Technologies, Inc.	56,377
1,090	Argan, Inc.	19,620
1,177	Astronics Corp. †(a)	26,930
176	Astronics Corp., Class B †	3,819
2,780	Avis Budget Group, Inc. †(a)	55,100
424	AZZ, Inc.	16,294
830	Barrett Business Services, Inc.	31,615
6,884	Beacon Roofing Supply, Inc.(a)	229,100
1,130	Belden, Inc.(a)	50,839
2,660	Builders FirstSource, Inc. †(a)	14,843
2,593	CAI International, Inc. †	56,916
1,079	Celadon Group, Inc.	19,498
5,788	Chart Industries, Inc. †(a)	385,886
377	CLARCOR, Inc.(a)	18,013
2,954	Coleman Cable, Inc.	27,383
3,550	Comfort Systems USA, Inc.	43,168
721	Corporate Executive Board Co. (The)	34,219
950	CPI Aerostructures, Inc. †	9,509
1,080	Deluxe Corp.(a)	34,819
730	DigitalGlobe, Inc. †(a)	17,841
1,076	DXP Enterprises, Inc.	52,799
7,150	EnerSys, Inc. †	269,054
210	Exponent, Inc.(a)	11,724

See Notes to Financial Statements.

Small Cap Growth Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Industrials — (continued)
3,090	Federal Signal Corp.(a)	$23,515
5,140	Flow International Corp.	17,990
2,610	GenCorp, Inc.(a)	23,882
580	GP Strategies Corp. †(a)	11,977
1,770	H&E Equipment Services, Inc.	26,674
22,310	Healthcare Services Group, Inc.(a)	518,261
1,612	HEICO Corp.(a)	72,153
7,280	Hub Group, Inc., Class A †(a)	244,608
2,580	Intersections, Inc.(a)	24,459
622	Lindsay Corp.(a)	49,835
2,224	MasTec, Inc.(a)	55,444
340	Middleby Corp. †(a)	43,591
1,060	Mueller Industries, Inc.	53,032
1,780	MYR Group, Inc. †(a)	39,605
548	National Presto Industries, Inc.(a)	37,867
190	Nortek, Inc. †	12,587
1,809	Old Dominion Freight Line, Inc.	62,012
2,120	Pacer International, Inc. †	8,268
1,210	Patrick Industries, Inc. †(a)	18,828
130	Preformed Line Products Co.	7,725
2,950	Primoris Services Corp.	44,368
1,762	Raven Industries, Inc.(a)	46,447
6,100	Republic Airways Holdings, Inc.	34,648
525	Sauer-Danfoss, Inc.	28,019
770	SeaCube Container Leasing, Ltd.(a)	14,515
1,680	SkyWest, Inc.(a)	20,933
180	Standex International Corp.(a)	9,232
850	Sterling Construction Co., Inc. †	8,449
1,060	Swift Transportation Co., Class A	9,667
2,440	Sypris Solutions, Inc.	9,662
3,867	TAL International Group, Inc.(a)	140,681
2,800	Taser International, Inc.(a)	25,032
1,578	Textainer Group Holdings, Ltd.(a)	49,644
1,972	Titan International, Inc.(a)	42,832
1,663	Titan Machinery, Inc. †(a)	41,076
1,560	Trimas Corp.	43,617
7,415	Triumph Group, Inc.(a)	484,200
4,810	US Airways Group, Inc.(a)	64,935
2,550	USG Corp.(a)	71,579
2,970	Wabash National Corp.(a)	26,641
8,960	Wabtec Corp.	784,358
380	Watsco, Inc.(a)	28,462
490	Woodward, Inc.	18,684
		5,620,490
Information Technology — 16.5%
1,850	Active Network, Inc.	9,083
872	ADTRAN, Inc.(a)	17,039
569	Advent Software, Inc. †	12,165
1,779	American Software, Inc., Class A	13,805
497	Anixter International, Inc.	31,798
29,050	Applied Micro Circuits Corp. †(a)	244,020
890	Arris Group, Inc.(a)	13,297
2,010	Aruba Networks, Inc.(a)	41,707
700	Aspen Technology, Inc. †	19,348
690	ATMI, Inc. †	14,407
19,040	AVG Technologies NV †	301,403
858	Blackbaud, Inc.	19,588
400	BroadSoft, Inc.(a)	14,532
360	Cabot Microelectronics Corp.(a)	12,784
304	CACI International, Inc., Class A (a)	16,729

Shares	Value
Information Technology — (continued)
3,900	CalAmp Corp. †	$32,448
1,156	Cardtronics, Inc.	27,443
1,435	Cass Information Systems, Inc.(a)	60,557
1,380	Ciena Corp. †(a)	21,666
2,052	Cirrus Logic, Inc.(a)	59,446
434	Cognex Corp.(a)	15,980
880	CommVault Systems, Inc. †(a)	61,345
1,730	CSG Systems International, Inc. †(a)	31,451
2,810	Daktronics, Inc.(a)	31,107
6,310	Datalink Corp. †	53,950
670	DealerTrack Holdings, Inc.(a)	19,242
3,005	Dice Holdings, Inc.(a)	27,586
500	Digimarc Corp.	10,350
510	Ebix, Inc.(a)	8,196
1,280	Ellie Mae, Inc.	35,520
2,760	Entegris, Inc. †	25,337
2,540	Exar Corp. †(a)	22,606
2,034	Fair Isaac Corp.	85,489
323	FARO Technologies, Inc. †	11,525
954	FEI Co.(a)	52,909
1,338	Forrester Research, Inc.(a)	35,858
5,440	Global Cash Access Holdings, Inc.	42,650
820	Globecomm Systems, Inc. †	9,266
4,150	Glu Mobile, Inc.(a)	9,504
6,266	GT Advanced Technologies, Inc. †(a)	18,923
3,184	Heartland Payment Systems, Inc.(a)	93,928
485	Hittite Microwave Corp. †	30,119
1,150	iGATE Corp. †(a)	18,136
16,589	Inphi Corp.	158,923
790	InterDigital, Inc.(a)	32,469
18,108	InvenSense, Inc., Class A †(a)	201,180
580	Ixia	9,848
1,216	j2 Global, Inc.(a)	37,185
659	Jack Henry & Associates, Inc.(a)	25,872
1,600	Key Tronic Corp. †	16,384
530	Liquidity Services, Inc. †(a)	21,656
236	Littelfuse, Inc.	14,563
27,550	LivePerson, Inc.(a)	362,007
604	LogMeIn, Inc. †(a)	13,536
610	Manhattan Associates, Inc.	36,807
1,380	Market Leader, Inc. †	9,039
6,636	MAXIMUS, Inc.	419,528
525	Measurement Specialties, Inc.(a)	18,039
2,460	Mentor Graphics Corp. †	41,869
2,446	Micrel, Inc.	23,237
670	Microsemi Corp.(a)	14,097
654	Monotype Imaging Holdings, Inc.	10,451
875	MTS Systems Corp.(a)	44,564
370	NETGEAR, Inc.	14,585
850	Netscout Systems, Inc. †(a)	22,092
742	NIC, Inc.	12,124
396	OpenTable, Inc. †(a)	19,325
720	OSI Systems, Inc.	46,109
2,130	Parametric Technology Corp.	47,946
1,580	PDF Solutions, Inc. †(a)	21,772
695	Plantronics, Inc.(a)	25,625
1,600	Plexus Corp. †	41,280
4,329	PRGX Global, Inc. †	27,922
950	Procera Networks, Inc. †(a)	17,623
14,328	QLIK Technologies, Inc.(a)	311,204

See Notes to Financial Statements.

Small Cap Growth Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Information Technology — (continued)
1,090	RealD, Inc.(a)	$12,219
1,740	Rosetta Stone, Inc. †	21,472
860	Silicon Graphics International Corp. †	8,798
7,120	Silicon Image, Inc. †(a)	35,315
5,595	Sourcefire, Inc.(a)	264,196
8,344	SPS Commerce, Inc.(a)	310,981
230	Stratasys, Ltd.(a)	18,435
1,406	Super Micro Computer, Inc. †(a)	14,341
1,057	Synaptics, Inc.	31,678
21,290	Synchronoss Technologies, Inc. †(a)	449,006
323	Syntel, Inc.(a)	17,310
1,090	Take-Two Interactive Software, Inc. †(a)	12,001
20,828	Tangoe, Inc.(a)	247,228
2,123	TeleTech Holdings, Inc.(a)	37,789
3,369	Telular Corp.	31,904
1,435	Tessco Technologies, Inc.(a)	31,771
1,082	TiVo, Inc. †	13,330
970	TNS, Inc. †	20,108
650	Travelzoo, Inc.(a)	12,344
900	Tyler Technologies, Inc.	43,596
562	Ultimate Software Group, Inc.(a)	53,059
510	Unisys Corp.(a)	8,823
430	Universal Display Corp.(a)	11,016
630	ValueClick, Inc.(a)	12,228
390	Veeco Instruments, Inc.(a)	11,513
588	VirnetX Holding Corp.(a)	17,217
1,520	Virtusa Corp.	24,974
1,430	Web.com Group, Inc.(a)	21,164
2,384	Websense, Inc. (a)	35,855
863	WEX, Inc.	65,044
4,799	XO Group, Inc. †	44,631
9,027	Zix Corp. †	25,276
500	Zygo Corp. †(a)	7,850
		5,825,575
Materials — 4.2%
699	AEP Industries, Inc. †(a)	41,402
1,360	American Vanguard Corp.(a)	42,255
4,100	Arabian American Development Co. †(a)	34,071
900	Balchem Corp.(a)	32,760
990	Buckeye Technologies, Inc.	28,423
1,580	Chemtura Corp. †	33,591
1,620	Coeur d'Alene Mines Corp. (a)	39,852
970	Eagle Materials, Inc.	56,745
3,150	Flotek Industries, Inc. †(a)	38,430
1,000	Georgia Gulf Corp.(a)	41,280
590	Gold Resource Corp.(a)	9,092
2,287	Handy & Harman, Ltd.	34,465
800	Hawkins, Inc.	30,912
386	Haynes International, Inc.(a)	20,022
390	HB Fuller Co.	13,580
4,160	Headwaters, Inc. †	35,609
740	Innophos Holdings, Inc.	34,410
760	KMG Chemicals, Inc.	13,353
1,201	Koppers Holdings, Inc.	45,818
17,365	Kraton Performance Polymers, Inc. †(a)	417,281
818	LSB Industries, Inc. †(a)	28,974
900	Metals USA Holdings Corp.(a)	15,741

Shares	Value
Materials — (continued)
7,260	Myers Industries, Inc.(a)	$109,989
1,780	Neenah Paper, Inc.	50,677
1,710	Olin Corp.(a)	36,919
2,590	PH Glatfelter Co.(a)	45,273
1,550	Schweitzer-Mauduit International, Inc.	60,497
1,430	SunCoke Energy, Inc. †(a)	22,293
190	United States Lime & Minerals, Inc. †(a)	8,953
4,390	Wausau Paper Corp.(a)	38,017
900	Zep, Inc.	12,996
		1,473,680
Telecommunication Services — 0.3%
1,410	General Communication, Inc., Class A †(a)	13,522
1,490	HickoryTech Corp.	14,498
5,540	IDT Corp., Class B	52,851
680	NTELOS Holdings Corp.(a)	8,915
2,630	Primus Telecommunications Group, Inc.(a)	28,588
		118,374
Utilities — 0.0%
750	SJW Corp.(a)	19,950

Total Common Stock
(Cost $32,306,794)		34,789,993

SHORT-TERM INVESTMENTS — 49.7%
16,800,135	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(b)(c)	16,800,135
737,955	Northern Trust Institutional Government Select Portfolio, 0.010%(b)	737,955

Total Short-Term Investments
(Cost $17,538,090)		17,538,090

WARRANT — 0.0%
327	Magnum Hunter Resources Corp., Expires 08/14/29 †	3

Total Warrant (Cost $–)		3

Total Investments — 148.2%
(Cost $49,844,884)		52,328,086

Other Assets & Liabilities, Net — (48.2)%		(17,028,998)

NET ASSETS — 100.0%		$35,299,088

See Notes to Financial Statements.

Small Cap Growth Fund Schedule of Investments - (Continued) December 31, 2012

†	Non-income producing security.

PLC — Public Limited Company

(a)	This security or a partial position of this security is on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $16,704,524.

(b)	Rate shown is the 7-day effective yield as of December 31, 2012.

(c)
The security was purchased with cash collateral held from securities on loan. The total value of such security as of December 31, 2012 was $16,800,135. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $34,306.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$34,789,993	$—	$—	$34,789,993
Short-Term Investments	17,538,090	—	—	17,538,090
Warrant	—	—	3	3
Total Investments in Securities	$52,328,083	$—	$3	$52,328,086

Amounts designated as “—” are either $0, or have been rounded to $0.

For the year ended December 31, 2012, there have been no transfers between Level 1 and Level 2 or Level 2 and Level 3 assets and liabilities.

See Notes to Financial Statements.

International Equity Fund Schedule of Investments December 31, 2012

Shares		Value
COMMON STOCK — 88.6%
Australia — 4.7%
980	AGL Energy, Ltd.	$15,775
5,331	Alumina, Ltd.	5,123
3,361	Amcor, Ltd.	28,443
3,220	AMP, Ltd.	16,354
1,749	Aristocrat Leisure, Ltd.(a)	5,791
19,176	Australia & New Zealand Banking Group, Ltd.	505,687
5,553	BHP Billiton, Ltd.	217,074
1,112	BlueScope Steel, Ltd.	4,073
2,590	Brambles, Ltd.	20,564
22,900	Coca-Cola Amatil, Ltd.	322,241
2,470	Commonwealth Bank of Australia	161,072
1,000	CSL, Ltd.	56,531
1,215	DuluxGroup, Ltd. (a)	4,824
2,388	Echo Entertainment Group, Ltd.	8,636
3,120	Fortescue Metals Group, Ltd. (a)	15,568
2,117	GPT Group	8,159
888	Iluka Resources, Ltd. (a)	8,593
3,759	Incitec Pivot, Ltd.	12,833
34,270	Insurance Australia Group, Ltd.	169,012
342	Leighton Holdings, Ltd.	6,464
1,114	Macquarie Atlas Roads Group †	1,943
528	Macquarie Group, Ltd.	19,805
3,409	National Australia Bank, Ltd.	89,784
1,619	Newcrest Mining, Ltd.	37,922
615	Orica, Ltd.	16,199
2,116	Origin Energy, Ltd.	26,045
1,610	QBE Insurance Group, Ltd.	18,471
791	Rio Tinto, Ltd.	55,687
2,098	Santos, Ltd.	24,614
13,200	Sonic Healthcare, Ltd.	184,494
4,886	Stockland	18,090
2,843	Suncorp Group, Ltd.	30,400
2,388	Tabcorp Holdings, Ltd.	7,637
52,900	Telstra Corp., Ltd.	241,365
1,550	Toll Holdings, Ltd.	7,439
2,602	Transurban Group	16,562
1,937	Wesfarmers, Ltd.	74,829
254	Wesfarmers, Ltd. PPS	10,092
3,555	Westfield Group	39,312
3,555	Westfield Retail Trust	11,231
5,711	Westpac Banking Corp.	156,684
970	Woodside Petroleum, Ltd.	34,611
2,227	Woolworths, Ltd.	68,410
383	WorleyParsons, Ltd.	9,447
		2,793,890
Austria — 0.1%
247	Erste Group Bank AG	7,852
260	OMV AG	9,420
790	Telekom Austria AG	5,998
450	Vienna Insurance Group	24,016
		47,286
Belgium — 0.9%
526	Ageas	15,540
1,407	Anheuser-Busch InBev NV	122,514
624	Anheuser-Busch InBev NV VVPR †	1
280	Belgacom SA	8,234
197	Delhaize Group SA	7,934
136	Groupe Bruxelles Lambert SA	10,846

Shares	Value
Belgium (continued)
400	KBC Groep NV	$13,939
100	Solvay SA	14,550
5,600	UCB SA	320,779
		514,337
Brazil — 1.1%
8,000	Banco Bradesco SA ADR (a)	138,960
6,400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	534,848
		673,808
Canada — 3.1%
4,500	Alimentation Couche Tard, Inc., Class B (a)	221,849
3,800	BCE, Inc. (a)	163,218
4,200	Canadian National Railway Co. (a)	382,253
1,100	Canadian Pacific Railway, Ltd.	111,829
6,800	Husky Energy, Inc. (a)	201,431
2,900	Intact Financial Corp. (a)	189,252
5,400	Pacific Rubiales Energy Corp. (a)	125,737
6,800	Royal Bank of Canada (a)	410,261
		1,805,830
China — 1.6%
48,000	Anhui Conch Cement Co., Ltd., Class H	179,310
326,000	China Citic Bank Corp., Ltd., Class H (a)	197,577
260,000	China Minsheng Banking Corp., Ltd., Class H	305,448
135,000	Dongyue Group	91,275
7,327	Foxconn International Holdings, Ltd. †	3,594
89,100	PICC Property & Casualty Co., Ltd., Class H	127,268
3,200	Sands China, Ltd.	14,307
		918,779
Denmark — 1.1%
3	AP Moller - Maersk A/S, Class B	22,714
190	Carlsberg A, Class B	18,715
841	Danske Bank A/S †	14,281
5,000	DSV A/S	129,337
657	Novo Nordisk A/S, Class B	106,963
625	Novozymes A, Class B	17,738
1,500	Topdanmark A	322,222
350	Vestas Wind Systems A/S † (a)	1,980
		633,950
Finland — 1.7%
1,070	Fortum OYJ	20,029
260	Kone OYJ, Class B (a)	19,227
5,740	Nokia OYJ (a)	22,680
2,900	Nokian Renkaat OYJ	116,152
24,000	Pohjola Bank PLC, Class A	359,326
12,560	Sampo OYJ, Class A	406,718
1,450	Stora Enso OYJ, Class R	10,148
1,188	UPM-Kymmene OYJ	13,975
270	Wartsila OYJ Abp	11,754
		980,009
France — 5.0%
370	Accor SA	13,195
512	Air Liquide SA	64,678
4,580	Alcatel-Lucent † (a)	6,174
440	Alstom SA	17,723
2,840	AXA SA	50,989
1,648	BNP Paribas	93,810
450	Bouygues SA	13,389

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
France (continued)
290	Cap Gemini SA	$12,680
964	Carrefour SA	24,818
2,800	Christian Dior SA	477,217
720	Cie de St.-Gobain	30,916
295	Cie Generale de Geophysique-Veritas	8,963
2,245	Cie Generale des Etablissements Michelin, Class B	215,089
440	Cie Generale d'Optique Essilor International SA	44,372
720	CNP Assurances	11,081
1,610	Credit Agricole SA	13,110
950	Danone	62,778
370	Edenred	11,442
362	Electricite de France SA	6,707
3,492	France Telecom SA	38,735
2,118	GDF Suez	43,618
350	Lafarge SA	22,598
330	Lagardere SCA	11,099
490	L'Oreal SA	68,172
509	LVMH Moet Hennessy Louis Vuitton SA	93,929
40	Neopost SA	2,121
285	Pernod-Ricard SA	33,062
100	PPR	18,779
520	Publicis Groupe SA (a)	31,281
560	Renault SA	30,409
1,946	Sanofi-Aventis SA	184,518
806	Schneider Electric SA	59,025
3,850	Societe BIC SA	461,438
1,185	Societe Generale	45,052
3,330	Sodexo	281,349
450	Suez Environnement Co.	5,428
310	Technip SA	35,843
3,672	Total SA	191,043
132	Unibail-Rodamco SE	32,007
270	Vallourec SA	14,171
867	Veolia Environnement SA	10,509
604	Vinci SA	29,078
2,000	Vivendi SA	45,227
		2,967,622
Germany — 9.2%
3,600	Adidas AG	321,261
742	Allianz SE	103,421
4,952	BASF SE	468,208
5,189	Bayer AG	494,776
2,294	Bayerische Motoren Werke AG	223,206
165	Beiersdorf AG	13,509
950	Brenntag AG	125,144
6,279	Commerzbank AG †	12,028
213	Continental AG	24,823
1,439	Daimler AG	79,216
1,555	Deutsche Bank AG (a)	68,404
350	Deutsche Boerse AG (a)	21,460
1,323	Deutsche Post AG	29,136
4,911	Deutsche Telekom AG	55,895
2,952	E.ON AG	55,361
503	Fresenius Medical Care AG & Co. KGAA	34,709
4,907	Fresenius SE & Co. KGaA	564,577
3,550	Hannover Rueckversicherung AG	278,018
299	HeidelbergCement AG	18,294

Shares	Value
Germany (continued)
210	Henkel AG & Co. KGaA	$14,411
1,935	Infineon Technologies AG (a)	15,762
404	K+S AG (a)	18,761
260	Linde AG	45,481
3,881	Merck KGAA	511,438
310	Metro AG (a)	8,611
2,591	Muenchener Rueckversicherungs AG (a)	467,694
884	RWE AG	36,662
8,380	SAP AG (a)	673,782
1,353	Siemens AG	147,935
280	Solarworld AG (a)	393
720	ThyssenKrupp AG	16,999
2,164	Volkswagen AG (a)	469,399
		5,418,774
Greece — 0.0%
1,070	Alpha Bank AE †	2,076
826	EFG Eurobank Ergasias SA	706
680	Hellenic Telecommunications Organization SA	4,643
875	National Bank of Greece SA †	1,513
500	OPAP SA	3,585
454	Piraeus Bank SA †	207
		12,730
Guernsey — 0.0%
3,229	Resolution, Ltd.	13,142

Hong Kong — 4.8%
14,800	AIA Group, Ltd.	58,706
4,840	Bank of East Asia, Ltd.	18,796
11,600	BOC Hong Kong Holdings, Ltd.	36,494
20,200	Cheung Kong Holdings, Ltd.	314,322
28,000	Cheung Kong Infrastructure Holdings, Ltd.	172,968
54,000	China Overseas Land & Investment, Ltd.	164,195
2,582	CLP Holdings, Ltd.	21,695
2,049	Esprit Holdings, Ltd.	2,906
3,801	Hang Lung Properties, Ltd.	15,298
2,100	Hang Seng Bank, Ltd.	32,420
7,819	Hong Kong & China Gas Co., Ltd.	21,484
1,900	Hong Kong Exchanges and Clearing, Ltd. (a)	32,884
5,100	Hutchison Whampoa, Ltd.	54,048
25,000	Jardine Strategic Holdings, Ltd.	894,460
370,000	Lenovo Group, Ltd. (a)	341,186
8,258	Li & Fung, Ltd.	14,903
5,000	Link REIT	25,042
4,775	New World Development, Ltd.	7,560
3,100	Power Assets Holdings, Ltd.	26,599
101,000	SJM Holdings, Ltd.	238,383
1,900	Sun Hung Kai Properties, Ltd.	28,816
1,400	Swire Pacific, Ltd., Class A	17,514
121,000	Techtronic Industries Co.	229,051
5,000	Wharf Holdings, Ltd.	39,852
		2,809,582
India — 0.5%
5,500	Dr. Reddy's Laboratories, Ltd. ADR (a)	183,095
4,100	Tata Motors, Ltd. ADR (a)	117,752
		300,847

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Indonesia — 0.6%
230,000	Bank Mandiri	$194,274
35,000	Indo Tambangraya Megah PT	151,510
		345,784
Ireland — 0.1%
1,331	CRH PLC	27,064
770	Elan Corp. PLC	7,894
2,400	Experian PLC	38,696
19	Prothena Corp. PLC	138
		73,792
Isle of Man — 0.0%
12,000	Genting Singapore PLC	13,788

Israel — 0.4%
1,223	Israel Chemicals, Ltd.	14,735
1,500	Teva Pharmaceutical Industries, Ltd.	55,762
3,800	Teva Pharmaceutical Industries, Ltd. ADR	141,892
		212,389
Italy — 1.0%
1,997	Assicurazioni Generali SpA	36,490
798	Atlantia SpA	14,489
4,660	Banca Monte dei Paschi di Siena SpA (a)	1,394
1,530	Banco Popolare SC	2,547
10,820	Enel SpA	45,000
13,346	Eni SpA	326,907
1,510	Fiat Industrial SpA	16,541
1,510	Fiat SpA (a)	7,606
1,090	Finmeccanica SpA	6,307
20,320	Intesa Sanpaolo SpA	35,136
2,180	Intesa Sanpaolo SpA, RNC	3,096
2,310	Mediaset SpA	4,799
1,375	Mediobanca SpA	8,492
436	Saipem SpA	16,982
4,476	Snam Rete Gas SpA	20,890
14,324	Telecom Italia SpA	12,991
13,120	Telecom Italia SpA, RNC	10,441
8,022	UniCredit SpA	39,499
1,132	Unione di Banche Italiane SCpA	5,278
		614,885
Japan — 12.0%
300	Advantest Corp.	4,732
1,600	Aeon Co., Ltd. (a)	18,262
500	Aisin Seiki Co., Ltd.	15,593
685	Ajinomoto Co., Inc.	9,052
1,100	Amada Co., Ltd.	7,148
13,200	Asahi Breweries, Ltd.	280,691
2,200	Asahi Glass Co., Ltd.	16,043
3,600	Asahi Kasei Corp.	21,259
900	Astellas Pharma, Inc.	40,412
4,100	Bank of Yokohama, Ltd. (The)	19,038
1,300	Bridgestone Corp.	33,796
1,798	Canon, Inc.	69,598
200	Central Japan Railway Co.	16,210
1,400	Chiba Bank, Ltd. (The)	8,190
878	Chubu Electric Power Co., Inc.	11,701
500	Chugai Pharmaceutical Co., Ltd.	9,567
100	Credit Saison Co., Ltd.	2,498
2,100	Dai Nippon Printing Co., Ltd.	16,445
18	Dai-ichi Life Insurance Co., Ltd.	25,293
1,400	Daiichi Sankyo Co., Ltd.	21,465

Shares	Value
Japan (continued)
600	Daikin Industries, Ltd.	$20,582
13,300	Dainippon Sumitomo Pharma Co., Ltd.	159,571
2,000	Daito Trust Construction Co., Ltd.	188,769
308	Daiwa House Industry Co., Ltd.	5,288
2,900	Daiwa Securities Group, Inc.	16,158
948	Denso Corp.	32,970
500	Dentsu, Inc.	13,375
2,600	East Japan Railway Co.	167,904
500	Eisai Co., Ltd.	20,844
500	Electric Power Development Co., Ltd.	11,843
300	FANUC Corp.	55,741
100	Fast Retailing Co., Ltd.	25,487
1,000	FUJIFILM Holdings Corp.	20,093
4,600	Fujitsu, Ltd.	19,267
1,900	Fukuoka Financial Group, Inc.	7,599
217	Hankyu Hanshin Holdings, Inc.	1,120
100	Hirose Electric Co., Ltd.	11,958
7,773	Hitachi, Ltd.	45,680
509	Hokkaido Electric Power Co., Inc.	6,171
1,600	Hokuhoku Financial Group, Inc.	2,358
2,900	Honda Motor Co., Ltd.	107,258
900	Hoya Corp.	17,710
200	Ibiden Co., Ltd.	3,196
3	INPEX Corp.	16,024
23,400	ITOCHU Corp.	246,989
1,164	Japan Steel Works, Ltd. (The) (a)	7,573
4,500	Japan Tobacco, Inc.	126,954
700	JFE Holdings, Inc.	13,175
7,000	JGC Corp.	217,841
2,000	Joyo Bank, Ltd. (The)	9,490
1,200	JTEKT Corp.	11,425
2,261	JX Holdings, Inc.	12,748
4,300	Kajima Corp.	14,208
1,100	Kansai Electric Power Co., Inc. (The)	11,537
1,000	Kao Corp.	26,023
500	KDDI Corp.	35,302
1,015	Keio Corp. (a)	7,557
121	Keyence Corp.	33,512
3,300	Kintetsu Corp.	13,505
1,900	Kirin Holdings Co., Ltd.	22,326
6,100	Kobe Steel, Ltd.	7,784
1,800	Komatsu, Ltd.	46,128
1,100	Konica Minolta Holdings, Inc.	7,906
1,133	Kubota Corp.	13,009
1,000	Kuraray Co., Ltd.	13,092
300	Kyocera Corp.	27,163
700	Kyushu Electric Power Co., Inc.	7,970
700	LIXIL Group Corp.	15,593
3,800	Makita Corp.	176,293
3,200	Marubeni Corp.	22,930
900	Marui Group Co., Ltd.	7,180
4,100	Miraca Holdings, Inc.	165,096
1,800	Mitsubishi Chemical Holdings Corp.	8,955
8,800	Mitsubishi Corp.	169,202
3,200	Mitsubishi Electric Corp.	27,210
2,200	Mitsubishi Estate Co., Ltd.	52,600
1,400	Mitsubishi Gas Chemical Co., Inc.	8,576
6,000	Mitsubishi Heavy Industries, Ltd.	28,985
4,600	Mitsubishi Materials Corp.	15,705
22,456	Mitsubishi UFJ Financial Group, Inc.	121,351

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Japan (continued)
2,800	Mitsui & Co., Ltd.	$41,913
1,600	Mitsui Fudosan Co., Ltd.	39,089
2,700	Mitsui OSK Lines, Ltd.	8,032
220,500	Mizuho Financial Group, Inc.	403,748
750	MS&AD Insurance Group Holdings	14,948
400	Murata Manufacturing Co., Ltd.	23,565
1,583	NEC Corp.	3,334
100	Nidec Corp.	5,832
800	Nikon Corp.	23,588
137	Nintendo Co., Ltd.	14,609
1,056	Nippon Electric Glass Co., Ltd.	6,005
2,100	Nippon Express Co., Ltd.	8,666
15,575	Nippon Steel Corp. (a)	38,298
7,800	Nippon Telegraph & Telephone Corp.	327,968
2,800	Nippon Yusen KK	6,582
5,200	Nissan Motor Co., Ltd.	49,277
400	Nitto Denko Corp.	19,673
475	NKSJ Holdings, Inc.	10,175
6,700	Nomura Holdings, Inc.	39,606
2,100	NSK, Ltd.	14,923
3	NTT Data Corp.	9,378
24	NTT DoCoMo, Inc.	34,551
1,100	Obayashi Corp.	6,194
400	Olympus Corp.	7,750
500	Omron Corp.	11,986
180	ORIX Corp. (a)	20,306
47,800	Osaka Gas Co., Ltd.	173,395
4,165	Panasonic Corp. (a)	25,420
1,600	Rakuten, Inc.	12,461
4,400	Resona Holdings, Inc.	20,092
1,100	Ricoh Co., Ltd. (a)	11,660
200	Rohm Co., Ltd.	6,529
300	Secom Co., Ltd.	15,095
400	Sega Sammy Holdings, Inc.	6,743
300	Seiko Epson Corp. (a)	2,444
19,000	Sekisui Chemical Co., Ltd.	165,531
1,700	Sekisui House, Ltd.	18,590
5,700	Seven & I Holdings Co., Ltd.	160,474
1,900	Sharp Corp. (a)	6,684
700	Shin-Etsu Chemical Co., Ltd.	42,665
1,300	Shinsei Bank, Ltd.	2,598
1,100	Shionogi & Co., Ltd.	18,306
700	Shiseido Co., Ltd.	9,868
1,100	Shizuoka Bank, Ltd. (The)	10,731
2,800	Showa Denko KK (a)	4,274
138	SMC Corp.	25,035
1,600	Softbank Corp. (a)	58,548
4,544	Sojitz Corp.	6,710
1,800	Sony Corp.	20,161
3,200	Sumitomo Chemical Co., Ltd.	10,071
21,200	Sumitomo Corp. (a)	271,631
1,900	Sumitomo Electric Industries, Ltd.	21,933
1,800	Sumitomo Heavy Industries, Ltd.	8,615
1,300	Sumitomo Metal Mining Co., Ltd.	18,326
2,400	Sumitomo Mitsui Financial Group, Inc.	87,105
5,774	Sumitomo Mitsui Trust Holdings, Inc.	20,316
1,000	Sumitomo Realty & Development Co., Ltd.	33,270
1,000	Suzuki Motor Corp.	26,133
600	T&D Holdings, Inc.	7,296

Shares	Value
Japan (continued)
1,300	Takashimaya Co., Ltd.	$9,239
1,300	Takeda Pharmaceutical Co., Ltd.	58,026
200	TDK Corp. (a)	7,274
3,100	Teijin, Ltd.	7,710
400	Terumo Corp.	15,863
2,500	Tobu Railway Co., Ltd.	13,240
900	Tohoku Electric Power Co., Inc.	8,381
1,391	Tokio Marine Holdings, Inc.	38,701
1,700	Tokyo Electric Power Co., Inc. (The)	4,092
300	Tokyo Electron, Ltd.	13,818
5,500	Tokyo Gas Co., Ltd.	25,096
3,000	Tokyu Corp.	16,879
2,100	Toppan Printing Co., Ltd.	13,001
2,700	Toray Industries, Inc.	16,564
6,000	Toshiba Corp.	23,718
9,700	Toyota Industries Corp.	309,271
4,755	Toyota Motor Corp. (a)	221,746
500	Toyota Tsusho Corp.	12,325
6,500	Unicharm Corp.	337,322
400	West Japan Railway Co.	15,738
34	Yahoo Japan Corp.	10,994
190	Yamada Denki Co., Ltd. (a)	7,334
600	Yamaha Motor Co., Ltd.	6,638
700	Yamato Holdings Co., Ltd.	10,624
		7,099,152
Jersey — 0.1%
709	Atrium European Real Estate, Ltd.	4,172
243	Randgold Resources, Ltd.	24,049
954	Shire PLC	29,358
560	Wolseley PLC	26,789
		84,368
Luxembourg — 0.4%
1	APERAM	15
1,645	ArcelorMittal	28,678
173	Millicom International Cellular SA	15,021
818	SES SA	23,556
460	Subsea 7 SA (a)	11,053
8,997	Tenaris SA	187,569
		265,892
Malaysia — 0.6%
65,000	AMMB Holdings BHD	144,868
104,000	Axiata Group BHD	224,946
		369,814
Mexico — 1.8%
125,000	Alfa SAB de CV, Class A	267,245
151,800	America Movil SAB de CV, Ser L	175,852
51,000	Grupo Financiero Banorte SAB de CV, Class O	331,194
45,200	Grupo Mexico SAB de CV, Ser B	163,978
22,000	Mexichem SAB de CV	122,911
		1,061,180
Netherlands — 1.9%
1,766	Aegon NV	11,407
296	Akzo Nobel NV	19,592
5,163	ASML Holding NV	331,084
690	European Aeronautic Defence and Space Co. NV	27,198
600	Heineken NV	40,222
7,441	ING Groep NV, CVA	70,666
1,780	Koninklijke Ahold NV	23,865

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Netherlands (continued)
430	Koninklijke DSM NV (a)	$26,204
2,352	Koninklijke KPN NV	11,630
1,840	Koninklijke Philips Electronics NV	48,718
1,033	PostNL NV †	4,029
1,203	Reed Elsevier NV	17,836
4,425	Royal Dutch Shell PLC, Class B	157,930
5,853	Royal Dutch Shell PLC, Class A	203,239
922	TNT Express NV	10,299
2,643	Unilever NV, CVA	101,119
660	Wolters Kluwer NV	13,556
		1,118,594
New Zealand — 0.0%
1,409	Chorus, Ltd.	3,456
7,043	Telecom Corp. of New Zealand, Ltd.	13,363
		16,819
Norway — 1.8%
1,622	DnB NOR ASA	20,728
2,200	Norsk Hydro ASA (a)	11,164
2,150	Orkla ASA	18,838
8,936	Seadrill, Ltd.	329,157
24,872	Statoil ASA	626,771
965	Telenor ASA	19,646
404	Yara International ASA	20,139
		1,046,443
Portugal — 0.0%
3,730	Banco Comercial Portugues SA, Class R †	371
4,750	Energias de Portugal SA	14,447
770	Portugal Telecom SGPS SA	3,834
		18,652
Russia — 1.3%
5,650	Lukoil OAO ADR	379,346
8,800	Tatneft ADR	391,804
		771,150
Singapore — 3.1%
18,000	CapitaMalls Asia, Ltd.	28,993
3,000	DBS Group Holdings, Ltd.	36,834
14,800	Jardine Cycle & Carriage, Ltd.	589,553
17,398	Keppel Corp., Ltd.	158,890
6,000	Oversea-Chinese Banking Corp., Ltd.	48,354
1,825	SATS, Ltd.	4,359
2,500	Singapore Airlines, Ltd.	22,177
11,000	Singapore Technologies Engineering, Ltd.	34,723
107,200	Singapore Telecommunications, Ltd.	291,730
27,200	United Overseas Bank, Ltd.	446,245
30,000	UOL Group, Ltd.	147,975
4,000	Wilmar International, Ltd.	11,044
		1,820,877
South Africa — 3.8%
13,400	Aspen Pharmacare Holdings, Ltd.	268,999
5,000	Foschini Group, Ltd.	83,693
6,900	Imperial Holdings, Ltd.	163,154
40,000	Life Healthcare Group Holdings, Ltd. (a)	161,179
9,400	MTN Group, Ltd.	198,384
22,000	Remgro, Ltd.	416,316
5,400	Sasol, Ltd.	233,485
6,200	Tiger Brands, Ltd.	239,717
54,000	Woolworths Holdings, Ltd.	455,767
		2,220,694

Shares	Value
South Korea — 3.6%
1,100	Ahnlab, Inc. †	$228,237
1,300	Daelim Industrial Co., Ltd. †	107,172
10,500	Hyundai Marine & Fire Insurance Co., Ltd.	329,899
3,800	Kia Motors Corp. †	203,377
1,725	Samsung Electronics Co., Ltd. GDR	1,238,213
		2,106,898
Spain — 0.8%
609	Abertis Infraestructuras SA	10,057
138	Acciona SA	10,304
144	ACS Actividades de Construccion y Servicios SA	3,649
6,885	Banco Bilbao Vizcaya Argentaria SA	63,960
7,525	Banco Popular Espanol SA	5,881
15,222	Banco Santander SA	123,696
964	Distribuidora Internacional de Alimentacion SA	6,158
828	Ferrovial SA	12,325
210	Fomento de Construcciones y Contratas SA	2,615
6,683	Iberdrola SA	37,318
380	Inditex SA	53,386
1,348	Indra Sistemas SA	18,029
1,540	Repsol YPF SA (a)	31,432
7,636	Telefonica SA	103,373
		482,183
Sweden — 2.8%
800	Assa Abloy AB, Class B	30,122
640	Atlas Copco AB, Class B	15,714
1,100	Atlas Copco AB, Class A	30,511
600	Electrolux AB, Ser B	15,853
1,690	Hennes & Mauritz AB, Class B (a)	58,585
6,200	Nordea Bank AB	59,653
2,000	Sandvik AB	32,152
1,000	Scania AB, Class B	20,797
1,100	Securitas AB, Class B	9,646
3,840	Skandinaviska Enskilda Banken AB, Class A	32,862
12,300	SKF AB, Class B	311,608
799	SSAB AB, Class A (a)	7,041
1,500	Svenska Cellulosa AB, Class B	32,622
10,221	Svenska Handelsbanken AB, Class A	367,558
25,113	Swedbank AB, Class A	493,479
5,609	Telefonaktiebolaget LM Ericsson, Class B	56,672
4,100	TeliaSonera AB	27,842
2,283	Volvo AB, Class B	31,488
		1,634,205
Switzerland — 2.9%
13,641	ABB, Ltd.	282,680
130	Actelion, Ltd.	6,216
340	Adecco SA (a)	17,993
775	Cie Financiere Richemont SA	60,791
1,930	Credit Suisse Group AG (a)	47,071
90	Geberit AG (a)	19,937
530	Holcim, Ltd.	39,009
673	Julius Baer Group, Ltd.	23,943
5,390	Nestle SA	351,413
325	Nobel Biocare Holding AG	2,762
3,654	Novartis AG	230,672
1,203	Roche Holding AG	243,051

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Switzerland (continued)
11	SGS SA (a)	$24,414
1,470	STMicroelectronics NV	10,670
79	Swatch Group AG (The) (a)	40,033
66	Swiss Life Holding AG	8,803
481	Swiss Re, Ltd.	34,847
48	Swisscom AG (a)	20,784
166	Syngenta AG	67,014
640	Transocean, Ltd.	28,673
6,220	UBS AG	97,267
260	Zurich Insurance Group AG	69,620
		1,727,663
Thailand — 1.6%
26,500	Advanced Info Service PCL	182,202
29,000	Bangkok Bank PCL	186,390
71,507	PTT Exploration & Production PCL (a)	385,591
28,000	Siam Commercial Bank PCL	167,039
		921,222
Turkey — 0.6%
16,100	Haci Omer Sabanci Holding AS	89,178
48,825	KOC Holding AS	255,402
		344,580
United Kingdom — 13.4%
2,297	3i Group PLC	8,201
566	Aggreko PLC	16,159
2,159	Anglo American PLC	68,085
2,368	ARM Holdings PLC	29,917
1,992	AstraZeneca PLC	94,437
4,840	Aviva PLC	29,961
6,290	BAE Systems PLC	34,975
20,206	Barclays PLC	87,809
5,496	BG Group PLC	91,708
21,463	BHP Billiton PLC	757,374
79,897	BP PLC	555,736
18,843	British American Tobacco PLC	958,262
1,069	British Land Co. PLC	9,880
2,330	British Sky Broadcasting Group PLC	29,399
15,169	BT Group PLC, Class A	57,895
4,422	Cable & Wireless Communications PLC	2,556
1,307	Cairn Energy PLC	5,710
1,219	Capita Group PLC (The)	15,069
400	Carnival PLC	15,539
8,373	Centrica PLC	45,715
22,680	Compass Group PLC	269,335
3,710	Diageo PLC	108,103
7,975	GlaxoSmithKline PLC	173,703
490	Hammerson PLC	3,931
2,878	Home Retail Group PLC (a)	6,007
64,259	HSBC Holdings PLC	681,207
10,560	Imperial Tobacco Group PLC	409,589
577	InterContinental Hotels Group PLC	16,186
3,120	J Sainsbury PLC	17,659
334	Johnson Matthey PLC	13,126
4,950	Kingfisher PLC	23,139
970	Land Securities Group PLC	12,946
13,730	Legal & General Group PLC	32,936
69,344	Lloyds Banking Group PLC †	55,282
350	London Stock Exchange Group PLC	6,246
3,512	Man Group PLC	4,819
2,730	Marks & Spencer Group PLC	17,156
5,759	National Grid PLC	66,079

Shares	Value
United Kingdom (continued)
95	Next PLC	$5,769
10,710	Old Mutual PLC	31,468
1,340	Pearson PLC	26,129
31,959	Prudential PLC	456,150
1,018	Reckitt Benckiser Group PLC	64,648
1,930	Reed Elsevier PLC	20,384
2,290	Rexam PLC	16,392
2,239	Rio Tinto PLC	130,643
3,689	Rolls-Royce Holdings PLC	52,933
2,855	Royal Bank of Scotland Group PLC †	15,266
5,679	RSA Insurance Group PLC	11,733
1,780	SABMiller PLC	82,644
2,200	Sage Group PLC (The)	10,583
1,550	Scottish & Southern Energy PLC	36,074
500	Severn Trent PLC	12,871
2,010	Smith & Nephew PLC	22,227
641	Smiths Group PLC	12,561
19,500	Standard Chartered PLC	504,854
13,225	Tesco PLC	72,879
1,461	Tullow Oil PLC	30,470
1,971	Unilever PLC	76,645
1,228	United Utilities Group PLC	13,524
185,196	Vodafone Group PLC	466,371
35,000	WH Smith PLC (a)	383,204
4,925	Whitbread PLC	197,987
30,000	William Hill PLC	171,002
5,515	WM Morrison Supermarkets PLC	23,689
2,730	WPP PLC	39,899
3,750	Xstrata PLC	65,484
		7,886,319
United States — 0.2%
1,100	Philip Morris International, Inc.	92,004

Total Common Stock
(Cost $46,963,214)		52,239,933

SHORT-TERM INVESTMENTS — 10.4%
584,688	Northern Trust Institutional Government Select Portfolio, 0.010%(c)	584,688
5,560,221	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(c)(d)	5,560,221

Total Short-Term Investments
(Cost $6,144,909)		6,144,909

EXCHANGE TRADED FUNDS — 9.8%
400	iShares MSCI EAFE Index Fund	22,728
129,400	Vanguard MSCI Emerging Markets ETF	5,762,182
		5,784,910
Total Exchange Traded Fund
(Cost $5,902,354)		5,784,910

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
PREFERRED STOCK — 0.9%
Brazil — 0.2%
2,714	Cia de Bebidas das Americas	$113,383

Germany — 0.7%
4,276	Henkel AG & Co. KGAA	351,751
190	Porsche Automobil Holding SE	15,638
284	Volkswagen AG	65,156
		432,545
Total Preferred Stock
(Cost $450,454)		545,928

PRIVATE COMPANY — 0.0%
Malta — 0.0%
7,765	BGP Holdings PLC (b)†	1

Total Private Company
(Cost $–)		1

Total Investments — 109.7%
(Cost $59,460,931)		64,715,681

Other Assets & Liabilities, Net — (9.7)%		(5,746,537)

NET ASSETS — 100.0%		$58,969,144

†	Non-income producing security.

(a)	This security or a partial position of this security is on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $5,604,816.

(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2012, the total market value of this security was $0 and represented 0.0% of Net Assets.

(c)	Rate shown is 7-day effective yield as of December 31, 2012.

(d)
The security was purchased with cash collateral held from securities on loan. The total value of such security as of December 31, 2012 was $5,560,221. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $341,058.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
ETF — Exchange Traded Fund
Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust
VVPR — Verminderde Voorheffing Précompte Réduit

Amounts designated as “—”are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2		Level 3		Total
Common Stock
Australia	$—	$2,793,890	*	$—		$2,793,890
Austria	—	47,286	*	—		47,286
Belgium	1	514,336	*	—		514,337
Brazil	673,808	—		—		673,808
Canada	1,805,830	—		—		1,805,830
China	—	918,779	*	—		918,779
Denmark	—	633,950	*	—		633,950
Finland	—	980,009	*	—		980,009
France	—	2,967,622	*	—		2,967,622
Germany	—	5,418,774	*	—		5,418,774
Greece	—	12,730	*	—		12,730
Guernsey	—	13,142	*	—		13,142
Hong Kong	—	2,809,582	*	—		2,809,582
India	300,847	—		—		300,847
Indonesia	—	345,784	*	—		345,784
Ireland	138	73,654	*	—		73,792
Isle of Man	—	13,788	*	—		13,788
Israel	141,892	70,497	*	—		212,389
Italy	—	614,885	*	—		614,885
Japan	—	7,099,152	*	—		7,099,152
Jersey	—	84,368	*	—		84,368
Luxembourg	—	265,892	*	—		265,892
Malaysia	—	369,814	*	—		369,814
Mexico	1,061,180	—		—		1,061,180
Netherlands	—	1,118,594	*	—		1,118,594
New Zealand	—	16,819	*	—		16,819
Norway	—	1,046,443	*	—		1,046,443
Portugal	—	18,652	*	—		18,652
Russia	—	771,150	*	—		771,150
Singapore	—	1,820,877	*	—		1,820,877
South Africa	—	2,220,694	*	—		2,220,694
South Korea	—	2,106,898	*	—		2,106,898
Spain	—	482,183	*	—		482,183
Sweden	—	1,634,205	*	—		1,634,205
Switzerland	—	1,727,663	*	—		1,727,663
Thailand	—	921,222	*	—		921,222
Turkey	—	344,580	*	—		344,580
United Kingdom	—	7,886,319	*	—		7,886,319
United States	92,004	—		—		92,004
Total Common Stock	4,075,700	48,164,233		—		52,239,933
Short-Term Investments	6,144,909	—		—		6,144,909
Exchange-Traded Funds	5,784,910	—		—		5,784,910
Preferred Stock	113,383	432,545		—		545,928

Private Company
Malta	—	—		1	^	1
Total Private Company	—	—		1		1

Total Investments in Securities	$16,118,902	$48,596,778		$1		$64,715,681

*	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.

See Notes to Financial Statements.

International Equity Fund Schedule of Investments - (Continued) December 31, 2012

^
This security was categorized as Level 3 and had a market value of $1 as of December 31, 2012 and the value has remained $1 throughout the period ended December 31, 2012. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the period ended December 31, 2012.

For the period ended December 31, 2012, the transfers out of Level 1 and into Level 2 were $10,054,308 and the transfers out of Level 2 into Level 1 were $(4,019,810). The transfers were related to the fair value of certain foreign securities.

See Notes to Financial Statements.

Socially Responsible Fund Schedule of Investments December 31, 2012

Shares		Value
COMMON STOCK — 97.6%
Consumer Discretionary — 14.6%
760	Amazon.com, Inc.	$190,866
24,596	Comcast Corp., Class A(a)	919,399
8,890	Ford Motor Co.(a)	115,126
4,200	Harley-Davidson, Inc.(a)	205,128
12,343	Home Depot, Inc. (The)	763,415
5,360	Honda Motor Co., Ltd. ADR	197,998
2,440	Lennar Corp., Class A(a)	94,355
2,346	McDonald's Corp.	206,941
10,174	News Corp., Class A	259,844
11,330	News Corp., Class B(a)	297,299
3,370	Starwood Hotels & Resorts Worldwide, Inc.	193,303
24,564	Target Corp.(a)	1,453,452
11,200	TJX Cos., Inc.	475,440
8,140	Toll Brothers, Inc. †(a)	263,166
22,734	Walt Disney Co. (The)	1,131,926
4,864	Yum! Brands, Inc.(a)	322,969
		7,090,627
Consumer Staples — 11.3%
14,082	Coca-Cola Co. (The)	510,472
9,142	Costco Wholesale Corp.	902,955
10,750	CVS Caremark Corp.	519,763
10,880	Estee Lauder Cos., Inc. (The), Class A	651,277
4,998	General Mills, Inc.(a)	201,969
4,900	HJ Heinz Co.(a)	282,632
1,640	Kellogg Co.	91,594
3,646	Kimberly-Clark Corp.	307,832
3,292	Kraft Foods Group, Inc.	149,688
8,470	McCormick & Co., Inc.(a)	538,099
7,506	Mondelez International, Inc., Class A	191,178
5,234	PepsiCo, Inc.	358,163
11,195	Procter & Gamble Co. (The)	760,028
		5,465,650
Energy — 6.1%
3,670	Anadarko Petroleum Corp.	272,718
5,605	Cameron International Corp.	316,458
8,150	ConocoPhillips	472,618
6,672	Devon Energy Corp.	347,211
2,540	Diamond Offshore Drilling, Inc.(a)	172,619
4,230	Hess Corp.	224,021
5,250	National Oilwell Varco, Inc.	358,838
9,790	Petroleo Brasileiro SA ADR(a)	190,611
1,235	Phillips 66	65,578
5,184	Schlumberger, Ltd.	359,199
2,712	Spectra Energy Corp.(a)	74,255
6,886	Weatherford International, Ltd. †(a)	77,054
		2,931,180
Financials — 15.2%
260	Alleghany Corp.	87,209
3,590	American Express Co.	206,353
8,157	American Tower Corp., Class A	630,291
5	Berkshire Hathaway, Inc., Class A †	670,300
5,410	Blackstone Group LP (The)	84,342
7,240	Capital One Financial Corp.	419,413
18,941	Citigroup, Inc.	749,306
15,172	Forest City Enterprises, Inc., Class A †(a)	245,028
18,447	JPMorgan Chase & Co.	811,115
17,212	MetLife, Inc.	566,963

Shares	Value
Financials — (continued)
14,120	SunTrust Banks, Inc.	$400,302
16,680	Travelers Cos., Inc. (The)(a)	1,197,958
7,180	U.S. Bancorp	229,329
31,689	Wells Fargo & Co.	1,083,130
		7,381,039
Health Care — 11.8%
2,257	Abbott Laboratories	147,833
3,002	Amgen, Inc.	259,132
13,064	Bristol-Myers Squibb Co.(a)	425,756
6,560	Covidien PLC	378,774
3,510	Express Scripts Holding Co.	189,540
10,525	GlaxoSmithKline PLC ADR	457,522
14,804	Johnson & Johnson	1,037,760
16,703	Merck & Co., Inc.(a)	683,821
2,190	Onyx Pharmaceuticals, Inc. †(a)	165,411
48,744	Pfizer, Inc.	1,222,500
5,130	Roche Holding AG ADR(a)	259,065
5,050	Thermo Fisher Scientific, Inc.	322,089
3,320	UnitedHealth Group, Inc.	180,077
		5,729,280
Industrials — 8.3%
2,870	3M Co.	266,480
1,370	Caterpillar, Inc.	122,725
4,050	Covanta Holding Corp.(a)	74,601
3,780	Deere & Co.(a)	326,668
5,723	Eaton Corp. PLC	310,187
8,570	Emerson Electric Co.	453,867
770	Flowserve Corp.	113,036
43,555	General Electric Co.	914,219
4,640	Honeywell International, Inc.	294,501
1,043	Pentair, Ltd.	51,263
10,100	Tyco International, Ltd.	295,425
9,691	United Parcel Service, Inc., Class B	714,517
2,364	Waste Management, Inc.	79,761
		4,017,250
Information Technology — 19.0%
3,421	Apple, Inc.	1,823,496
3,657	ASML Holding NV, Class G(a)	235,547
8,628	Automatic Data Processing, Inc.	491,882
3,510	BMC Software, Inc.	139,207
7,810	Broadcom Corp., Class A	259,370
22,672	Cisco Systems, Inc.	445,505
2,420	Citrix Systems, Inc.	159,115
13,189	eBay, Inc. †	672,903
9,772	EMC Corp. †	247,231
8,160	Facebook, Inc., Class A †(a)	217,301
1,553	Google, Inc., Class A †	1,101,652
4,254	International Business Machines Corp.	814,854
730	LinkedIn Corp., Class A †	83,818
23,672	Microsoft Corp.	632,753
2,824	Motorola Solutions, Inc.	157,240
7,615	Oracle Corp.	253,732
8,189	QUALCOMM, Inc.	507,882
5,140	SanDisk Corp.	223,898
1,780	SAP AG ADR(a)	143,076
3,490	Texas Instruments, Inc.	107,981
3,317	Visa, Inc., Class A	502,791
		9,221,234

See Notes to Financial Statements.

Socially Responsible Fund Schedule of Investments - (Continued) December 31, 2012

Shares	Value
Materials — 5.3%
13,960	Alcoa, Inc.(a)	$121,173
3,597	BHP Billiton, Ltd. ADR(a)	282,149
1,480	Eagle Materials, Inc.	86,580
7,155	Ecolab, Inc.	514,445
1,855	EI du Pont de Nemours & Co.(a)	83,419
12,350	International Paper Co.	492,024
2,460	LyondellBasell Industries NV, Class A	140,441
6,183	PPG Industries, Inc.	836,869
		2,557,100
Telecommunication Services — 2.9%
20,749	AT&T, Inc.	699,449
15,991	Verizon Communications, Inc.	691,930
		1,391,379
Utilities — 3.1%
8,117	NextEra Energy, Inc.	561,615
16,340	NV Energy, Inc.(a)	296,408
4,850	Sempra Energy	344,059
7,960	Wisconsin Energy Corp.(a)	293,326
		1,495,408
Total Common Stock
(Cost $34,549,867)		47,280,147

SHORT-TERM INVESTMENTS — 18.4%
7,383,511	Northern Trust Institutional Liquid Asset Portfolio, 0.010%(b)(c)	7,383,511
1,555,011	Northern Trust Institutional Government Select Portfolio, 0.010%(b)	1,555,011

Total Short-Term Investments
(Cost $8,938,522)		8,938,522

Total Investments — 116.0%
(Cost $43,488,389)		56,218,669

Other Assets & Liabilities, Net — (16.0)%		(7,761,846)

NET ASSETS — 100.0%		$48,456,823

†	Non-income producing security.

(a)	This security or a partial position of this security is on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $7,389,289.

(b)	Rate shown is the 7-day effective yield as of December 31, 2012.

(c)
The security was purchased with cash collateral held from securities on loan. The total value of such security as of December 31, 2012 was $7,383,511. Securities on loan are also collateralized by various U.S. Treasury obligations in the amount of $58,875.

ADR — American Depositary Receipt
LP — Limited Partnership
Ltd. — Limited
PLC — Public Limited Company

As of December 31, 2012, all of the Fund’s investments in securities were considered Level 1. For the period ended December 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2012

	EQUITY FUND		BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND		SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value (Note 2)	$103,186,361	*	$61,608	$96,017,791 *	$52,328,086 *	$64,715,681	*	$56,218,669	*
Investments in affiliated funds, at value	98,865,175		148,537,073	—	—	—		—
Foreign currency, at value	—		—	11,535	—	19,013		—
Cash	—		—	—	—	—		—
Receivable for investment securities sold and matured	741,838		—	1,358,885	49,972	—		—
Dividends and interest receivable	83,166		2	454,179	5,659	41,033		49,424
Subscriptions receivable	12,064		9,521	105,286	7,662	6,265		4,912
Reclaims receivable	—		—	66	—	113,657		—
Total assets	202,888,604		148,608,204	97,947,742	52,391,379	64,895,649		56,273,005

LIABILITIES:
Payable upon return on securities loaned	13,565,022		—	5,302,433	16,800,135	5,560,221		7,383,511
Payable for investment securities purchased	423,414		—	11,057,677	109,947	48,360		116,239
TBA sales commitments	—		—	1,256,801	—	—		—
Income distribution payable	14,087		—	—	—	—		—
Redemptions payable	255,789		379,660	33,989	124,075	195,320		233,344
Investment advisory fees payable (Note 3)	53,407		—	37,255	28,215	39,295		35,009
Distribution (12b-1) fees payable (Note 4)	39,865		—	17,519	1,323	19,090		10,674
Administration fees payable	11,162		8,808	4,742	2,075	3,441		2,883
Chief Compliance Officer expenses payable	833		656	353	154	256		216
Trustees' fees payable	3,555		2,797	1,504	657	1,095		919
Interest payable	—		—	63	—	—		—
Other accrued expenses	99,668		46,992	69,456	25,710	59,427		33,387
Total liabilities	14,466,802		438,913	17,781,792	17,092,291	5,926,505		7,816,182

NET ASSETS	$188,421,802		$148,169,291	$80,165,950	$35,299,088	$58,969,144		$48,456,823

NET ASSETS consist of:
Paid-in capital	$283,800,758		$154,572,929	$76,833,917	$38,837,648	$67,085,314		$51,936,589
Undistributed net investment income/(accumulated net investment loss)	24,126		2,515,410	1,673,402	(1,601)	147,436		552,861
Accumulated net realized loss on investments and foreign currency transactions	(115,709,131)		(21,081,589)	(1,198,883)	(6,020,161)	(13,518,356)		(16,762,907)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	20,306,049		12,162,541	2,857,514	2,483,202	5,254,750		12,730,280

NET ASSETS	$188,421,802		$148,169,291	$80,165,950	$35,299,088	$58,969,144		$48,456,823

SHARES OUTSTANDING:
(Unlimited shares authorized)	9,464,366		8,880,813	6,594,347	2,357,377	4,721,879		3,908,737

NET ASSET VALUE:
(Offering and redemption price per share)	$19.91		$16.68	$12.16	$14.97	$12.49		$12.40

Investments, at cost (Note 2)	$83,416,341		$61,608	$87,853,559	$33,044,749	$53,900,710		$36,104,878
Investments in affiliated funds, at cost	84,764,124		136,374,532	—	—	—		—
Securities on loan	13,565,022		—	5,302,433	16,800,135	5,560,221		7,383,511
TBA sales commitments, proceeds receivable	—		—	(1,253,422)	—	—		—
Foreign currency, at cost	—		—	12,441	—	18,966		—

* Includes market value of securities on loan	$13,409,453		—	$5,137,699	$16,704,524	$5,604,816		$7,389,289

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2012

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends	$1,792,192	$—	$10,429	$385,054	$1,834,492	$1,188,969
Interest	130	25	2,266,296	49	126,841	490
Income from distributions of affiliated investments	1,290,766	2,717,673	—	—	—	—
Income from securities lending	30,201	—	4,146	80,943	42,992	7,056
Foreign taxes withheld	(18,586)	—	—	(122)	(124,302)	(2,933)
Total income	3,094,703	2,717,698	2,280,871	465,924	1,880,023	1,193,582

EXPENSES:
Investment advisory fees (Note 3)	678,301	—	442,640	432,074	555,893	418,879
Distribution (12b-1) fees (Note 4)	421,284	—	201,207	93,926	138,970	123,197
Administration fees (Note 3)	134,437	106,081	56,336	26,300	38,912	34,496
Trustees' fees (Note 3)	39,257	31,174	16,542	7,722	11,357	10,066
Professional fees	99,960	78,176	41,382	19,286	29,279	25,720
Transfer agent fees	71,139	21,207	11,067	5,307	7,657	6,890
Custodian fees	20,652	1,243	9,782	9,154	13,011	11,002
Printing fees	34,809	23,270	12,643	7,947	12,493	9,204
Other	24,768	17,469	92,525	(114)	65,998	8,680
Total expenses	1,524,607	278,620	884,124	601,602	873,570	648,134
Fees paid indirectly (Note 4)	(13,121)	—	—	(6,610)	—	—
Fees waived by Adviser (Note 3)	—	—	—	(75,142)	(111,179)	—
Net expenses	1,511,486	278,620	884,124	519,850	762,391	648,134

Net investment income/(loss)	1,583,217	2,439,078	1,396,747	(53,926)	1,117,632	545,448

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments	10,722,667	—	(911,925)	3,711,114	(1,491,085)	2,278,588
Sale of affiliated investment company shares	—	3,583,400	—	—	—	—
Realized gain distributions from affiliated investment company shares	2,504,088	1,925,715	—	—	—	—
Foreign currency transactions	—	—	—	—	(12,785)	—
Net change in unrealized appreciation/(depreciation) of:
Investments	3,343,407	—	5,257,613	(1,130,543)	9,805,043	4,282,240
Investments in affiliated funds	8,061,363	9,552,181	—	—	—	—
Other assets and liabilities denominated in foreign currencies	—	—	(3,118)	—	1,060	—

Net realized and unrealized gain on investments and foreign currencies	24,631,525	15,061,296	4,342,570	2,580,571	8,302,233	6,560,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,214,742	$17,500,374	$5,739,317	$2,526,645	$9,419,865	$7,106,276

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2012

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$1,583,217	$2,439,078	$1,396,747	$(53,926)	$1,117,632	$545,448
Net realized gain/(loss) on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions	13,226,755	5,509,115	(911,925)	3,711,114	(1,503,870)	2,278,588
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	11,404,770	9,552,181	5,254,495	(1,130,543)	9,806,103	4,282,240
Net increase in net assets resulting from operations	26,214,742	17,500,374	5,739,317	2,526,645	9,419,865	7,106,276

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,571,504)	(5,214,285)	(2,339,370)	—	(1,271,685)	(415,769)
Net realized capital gains	—	—	(125,999)	—	—	—
Total distributions to shareholders	(1,571,504)	(5,214,285)	(2,465,369)	—	(1,271,685)	(415,769)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,584,983	1,311,245	9,488,082	1,019,305	1,140,849	773,359
Shares issued as reinvestment of distributions	1,557,417	5,214,284	2,465,366	—	1,271,685	415,769
Shares redeemed	(22,642,479)	(21,467,728)	(14,809,659)	(4,748,001)	(4,402,321)	(6,594,826)

Net decrease in net assets from capital stock transactions	(19,500,079)	(14,942,199)	(2,856,211)	(3,728,696)	(1,989,787)	(5,405,698)

Net increase/(decrease) in net assets	5,143,159	(2,656,110)	417,737	(1,202,051)	6,158,393	1,284,809

NET ASSETS:
Beginning of year	183,278,643	150,825,401	79,748,213	36,501,139	52,810,751	47,172,014
End of year	$188,421,802	$148,169,291	$80,165,950	$35,299,088	$58,969,144	$48,456,823

Undistributed net investment income/(accumulated net investment loss) at end of year	$24,126	$2,515,410	$1,673,402	$(1,601)	$147,436	$552,861

CAPITAL SHARE TRANSACTIONS:
Shares sold	81,005	79,054	796,395	67,691	98,008	64,989
Shares issued as reinvestment of distributions	78,223	312,607	202,288	—	102,970	34,079
Shares redeemed	(1,163,545)	(1,294,403)	(1,228,857)	(314,764)	(372,037)	(548,685)

Net decrease in shares outstanding	(1,004,317)	(902,742)	(230,174)	(247,073)	(171,059)	(449,617)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2011

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$2,630,676	$5,214,234	$2,212,853	$(409,815)	$808,300	$415,737
Net realized gain/(loss) on investments and foreign currency transactions	9,211,822	3,819,206	3,324,854	5,877,564	(2,151,564)	3,641,561
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	(17,145,818)	(9,853,554)	837,973	(5,608,254)	(7,074,100)	(4,738,452)
Net increase/(decrease) in net assets resulting from operations	(5,303,320)	(820,114)	6,375,680	(140,505)	(8,417,364)	(681,154)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,635,190)	(4,429,078)	(3,200,095)	—	(670,255)	(388,855)
Net realized capital gains	—	—	(3,199,891)	—	—	—
Total distributions to shareholders	(2,635,190)	(4,429,078)	(6,399,986)	—	(670,255)	(388,855)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,328,495	1,913,147	5,233,371	1,337,003	26,210,700	936,860
Shares issued as reinvestment of distributions	2,612,449	4,429,077	6,399,981	—	670,255	388,855
Shares redeemed	(22,537,276)	(19,161,993)	(38,622,807)	(5,627,458)	(4,063,830)	(5,837,251)

Net decrease in net assets from capital stock transactions	(18,596,332)	(12,819,769)	(26,989,455)	(4,290,455)	22,817,125	(4,511,536)

Net increase/(decrease) in net assets	(26,534,842)	(18,068,961)	(27,013,761)	(4,430,960)	13,729,506	(5,581,545)

NET ASSETS:
Beginning of year	209,813,485	168,894,362	106,761,974	40,932,099	39,081,245	52,753,559
End of year	$183,278,643	$150,825,401	$79,748,213	$36,501,139	$52,810,751	$47,172,014

Undistributed net investment income/(accumulated net investment loss) at end of year	$11,498	$5,214,247	$2,339,367	$(901)	$285,506	$415,713

Capital Share Transactions:
Shares sold	72,175	118,605	426,844	92,470	2,079,381	88,101
Shares issued as reinvestment of distributions	149,198	287,229	538,450	—	62,291	35,773
Shares redeemed	(1,226,462)	(1,186,528)	(3,133,415)	(391,242)	(333,032)	(530,772)

Net increase/(decrease) in shares outstanding	(1,005,089)	(780,694)	(2,168,121)	(298,772)	1,808,640	(406,898)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2012		2011	2010	2009	2008
Net asset value, beginning of year	$17.51		$18.29	$16.52	$13.52	$22.97

Income/(loss) from investment operations:
Net investment income1	0.16		0.24	0.13	0.14	0.15
Net realized and unrealized gain/(loss) on investments and futures contracts	2.41	4	(0.76)	1.78	3.05	(9.39)
Total from investment operations	2.57		(0.52)	1.91	3.19	(9.24)

Less distributions:
From net investment income	(0.17)		(0.26)	(0.14)	(0.19)	(0.17)
From capital gains	0.00		0.00	0.00	0.00	(0.04)
Total distributions	(0.17)		(0.26)	(0.14)	(0.19)	(0.21)
Net asset value, end of year	$19.91		$17.51	$18.29	$16.52	$13.52
Total return2	14.66%		(2.87)%	11.58%	23.57%	(40.19)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$188,422		$183,279	$209,813	$207,719	$254,334
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.79%		0.82%	0.83%	1.16%	1.17%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.79	%3	0.82%	0.83%	1.16%	1.17%
Net investment income	0.82%		1.32%	0.81%	0.97%	0.80%
Portfolio turnover rate	47%		149%	81%	350%	93%

†	These ratios do not include expenses from the underlying funds.

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly for the year ended December 31, 2012 included these expense offsets, the ratio would have remained at 0.79%.

4	Amount includes capital gains distributions from the Wilshire Large Cap Core Plus Fund. The amount of these distributions represents $0.25 per share.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
Year Ended December 31,
2012	2011	2010	2009	2008
Net asset value, beginning of year	$15.42	$15.99	$14.71	$12.87	$20.75

Income/(loss) from investment operations:
Net investment income1	0.27	0.52	0.41	0.30	0.35
Net realized and unrealized gain/(loss) on investments	1.60	3	(0.62)	1.20	2.02	(5.94)
Total from investment operations	1.87	(0.10)	1.61	2.32	(5.59)

Less distributions:
From net investment income	(0.61)	(0.47)	(0.33)	(0.48)	(1.13)
From capital gains	0.00	0.00	0.00	0.00	(1.16)
Total distributions	(0.61)	(0.47)	(0.33)	(0.48)	(2.29)
Net asset value, end of year	$16.68	$15.42	$15.99	$14.71	$12.87
Total return2	12.11%	(0.65)%	10.92%	18.03%	(26.68)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$148,169	$150,825	$168,894	$166,884	$155,258
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.18%	0.17%	0.18%	0.22%	0.16%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.18%	0.17%	0.18%	0.22%	0.16%
Net investment income	1.61%	3.22%	2.67%	2.21%	1.92%
Portfolio turnover rate	7%	21%	12%	46%	30%

†	These ratios do not include expenses from the underlying funds.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Amount includes capital gains distributions received by the Fund from the Wilshire Large Cap Core Plus Fund. The amount of these distributions represents $0.21 per share.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.69	$11.87	$11.49	$10.63	$12.29

Income/(loss) from investment operations:
Net investment income1	0.21	0.29	0.37	0.40	0.54
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.65	0.53	0.68	1.01	(1.33)
Total from investment operations	0.86	0.82	1.05	1.41	(0.79)

Less distributions:
From net investment income	(0.37)	(0.49)	(0.43)	(0.55)	(0.60)
From capital gains	(0.02)	(0.51)	(0.24)	0.00	(0.27)
Total distributions	(0.39)	(1.00)	(0.67)	(0.55)	(0.87)
Net asset value, end of year	$12.16	$11.69	$11.87	$11.49	$10.63
Total return2	7.31%	6.92%	9.11%	13.29%	(6.44)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$80,166	$79,748	$106,762	$100,575	$101,604
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.10%	1.08%	1.08%	1.08%	1.05%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.10%	1.08%	1.08%	1.08%	1.05%
Net investment income	1.74%	2.34%	3.02%	3.49%	4.52%
Portfolio turnover rate	307%	398%	302%	318%	367%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2012		2011	2010	2009	2008
Net asset value, beginning of year	$14.01		$14.10	$11.17	$8.70	$16.22

Income/(loss) from investment operations:
Net investment loss1	(0.02)		(0.15)	(0.12)	(0.09)	(0.11)
Net realized and unrealized gain/(loss) on investments	0.98		0.06	3.05	2.56	(7.41)
Total from investment operations	0.96		(0.09)	2.93	2.47	(7.52)
Net asset value, end of year	$14.97		$14.01	$14.10	$11.17	$8.70
Total return2	6.85%		(0.64)%	26.23%	28.39%	(46.36)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$35,299		$36,501	$40,932	$34,954	$30,853
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.38%		1.46%	1.53%	1.63%	1.64%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.60	%3	1.67%	1.76%	1.86%	1.88%
Net investment loss	(0.13)%		(1.03)%	(0.98)%	(0.98)%	(0.86)%
Portfolio turnover rate	100%		266%	138%	174%	199%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly for the year ended December 31, 2012 included these expense offsets, the ratio would have been 1.58%.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.79	$12.67	$11.67	$9.05	$16.44

Income/(loss) from investment operations:
Net investment income1	0.23	0.20	0.15	0.16	0.25
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.74	(1.94)	1.02	2.65	(7.44)
Total from investment operations	1.97	(1.74)	1.17	2.81	(7.19)

Less distributions:
From net investment income	(0.27)	(0.14)	(0.17)	(0.19)	(0.20)
Total distributions	(0.27)	(0.14)	(0.17)	(0.19)	(0.20)
Net asset value, end of year	$12.49	$10.79	$12.67	$11.67	$9.05
Total return2	18.33%	(13.74)%	10.04%	31.02%	(43.75)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$58,969	$52,811	$39,081	$37,658	$32,854
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.37%	1.54%	1.56%	1.64%	1.56%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.57%	1.74%	1.76%	1.84%	1.78%
Net investment income	2.01%	1.68%	1.27%	1.61%	1.90%
Portfolio turnover rate	27%	40%	29%	29%	27%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.82	$11.07	$10.01	$8.37	$15.77

Income/(loss) from investment operations:
Net investment income1	0.13	0.09	0.08	0.11	0.16
Net realized and unrealized gain/(loss) on investments	1.56	(0.25)	1.10	1.69	(6.58)
Total from investment operations	1.69	(0.16)	1.18	1.80	(6.42)

Less distributions:
From net investment income	(0.11)	(0.09)	(0.12)	(0.16)	(0.17)
From capital gains	0.00	0.00	0.00	0.00	(0.81)
Total distributions	(0.11)	(0.09)	(0.12)	(0.16)	(0.98)
Net asset value, end of year	$12.40	$10.82	$11.07	$10.01	$8.37
Total return2	15.61%	(1.45)%	11.76%	21.51%	(40.39)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$48,457	$47,172	$52,754	$51,628	$44,578
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.32%	1.31%	1.31%	1.36%	1.32%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.32%	1.31%	1.31%	1.36%	1.32%
Net investment income	1.12%	0.82%	0.77%	1.23%	1.27%
Portfolio turnover rate	22%	32%	53%	182%	34%

1	The selected per share data was calculated using the average shares outstanding method for the period.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2012

1.      Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The Balanced Fund is a “fund of funds” and invests in certain underlying affiliated investment companies, which are separately managed series of Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Jefferson National. The Funds may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Small Cap Growth Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2.      Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the underlying funds by the Equity and Balanced Funds are valued at their net asset value as reported by the underlying funds.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2012, there have been no significant changes to the Funds’ fair value methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization are accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

When-issued and delayed delivery investments — The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Funds use when-issued investments as a way to participate in a new issuance. As of, and during the year ended December 31, 2012, the Income Fund held when-issued and delayed delivery investments.

Repurchase agreements — Securities pledged as collateral for repurchase agreements are held by Northern Trust and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. During the year ended December 31, 2012, the Income Fund entered into repurchase agreements. The Income Fund had investments in repurchase agreements as of December 31, 2012.

Investments in REITs — With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Mortgage dollar rolls — TBA (“To Be Announced”) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities.

During the year ended December 31, 2012, the Income Fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Income Fund may execute a roll to obtain better underlying mortgage securities or to increase yield. The Income Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate. Risks associated with dollar rolls are that actual mortgages received by the Income Fund may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

ADRs, EDRs and GDRs — The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-backed and mortgage securities — The Income Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust daily in relation to the net assets of each Fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3.       Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following sub-advisers: Equity Fund — Cornerstone Capital Management, LLC and Systematic Financial Management, L.P.; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity Fund — PanAgora Asset Management, Inc. and Thomas White International, Ltd.; Small Cap Growth Fund — Los Angeles Capital Management and Equity Research, Inc. and Ranger Investment Management, L.P.; Socially Responsible Fund — ClearBridge Advisors, LLC.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

Each sub-adviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser is not constant, and the relative amounts of fees paid to the various sub-advisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee. Because the Adviser will pay each sub-adviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

For the year ended December 31, 2012, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund*	0.70%*	0.60%*
Balanced Fund**	0.55%**	0.45%**
Income Fund	0.55%	0.45%
Small Cap Growth Fund	1.15%	1.05%
International Equity Fund	1.00%	0.90%
Socially Responsible Fund	0.85%	0.75%

*
The Equity Fund invests in the Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”). The Adviser directly receives from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Cap Core Plus Fund.

**
The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of underlying funds. The Adviser directly receives from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in underlying funds. The Adviser did not receive fees from the Balanced Fund during the year ended December 31, 2012.

For the year ended December 31, 2012, the Adviser voluntarily waived fees in the amounts listed below. The Adviser cannot recoup amounts of any investment advisory fees waived.

Fund	Advisory Fees Voluntarily Waived	Rate on Average Daily Net Assets
Small Cap Growth Fund	$75,142	0.20%
International Equity Fund	111,179	0.20%

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company (“Northern Trust”) serves as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Officers and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. During the fiscal year ended December 31, 2012, the Trust and the Wilshire Mutual Funds, Inc. together paid each independent trustee an annual retainer of $14,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

4.       Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Funds have adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds, the Distributor receives a distribution and shareholder services fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Distributor did not receive fees from the Balanced Fund during the year ended December 31, 2012. By investing indirectly in the Income Fund, International Equity Fund and Large Cap Core Plus Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund but also, indirectly, similar expenses of the Income Fund, International Equity Fund and Large Cap Core Plus Fund. As a result of the fund of funds arrangement, shareholders of the Balanced Fund will not be subject to duplicative distribution fees.

Fees Paid Indirectly — The Trust has entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Funds’ commissions generated from transactions directed to the Distributor are used to reduce the Funds’ expenses. Under such program, the Distributor, as introducing broker, retains a portion of the Funds’ commissions.

Such commissions for the year ended December 31, 2012 were as follows:

Equity Fund	$13,121
Small Cap Growth Fund	6,610
$19,731

5.       Security Transactions.

For the year ended December 31, 2012, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$88,534,998	$105,494,202
Income Fund	15,742,802	26,278,212
Small Cap Growth Fund	36,906,715	40,883,548
International Equity Fund	14,959,832	17,196,923
Socially Responsible Fund	10,311,585	15,215,973

Purchases and sales of U.S. Government securities during the year ended December 31, 2012 were:

Fund	Purchases	Proceeds from Sales
Income Fund	$206,016,093	$200,227,585

Purchases and sales of affiliated investments during the year ended December 31, 2012, and value as of December 31, 2012 were:

Fund	Purchases	Proceeds from Sales	Value as of December 31, 2012
Equity Fund
Wilshire Large Cap Core Plus Fund	$—	$—	$98,865,175
Balanced Fund
Wilshire Large Cap Core Plus Fund	—	15,241,858	74,830,789
Wilshire Variable Insurance Trust Income Fund	—	10,216,354	48,657,119
Wilshire Variable Insurance Trust International Equity Fund	—	494,122	25,049,165

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

6.       Securities Lending.

The Funds, except for the Balanced Fund, may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2012 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Fund was purchased with proceeds from collateral received from securities on loan. At December 31, 2012, $13,565,022, $5,302,433, $16,800,135, $5,560,221 and $7,383,511 of this cash equivalent represents the collateral received for securities on loan in the Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.

7.       Significant Shareholder Activity.

On December 31, 2012, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (1 omnibus shareholder)	87%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	100%
Small Cap Growth Fund (1 omnibus shareholder)	100%
International Equity Fund (2 omnibus shareholders)	100%
Socially Responsible Fund (1 omnibus shareholder)	100%

8. Tax Information.

No provision for Federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

The federal tax cost, unrealized appreciation and depreciation at December 31, 2012 for each Fund are as follows (excluding TBA sales commitments):

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Equity Fund	$182,169,820	$22,015,166	$(2,133,450)	$19,881,716
Balanced Fund	136,442,174	12,397,681	(241,174)	12,156,507
Income Fund	93,846,145	2,843,514	(671,868)	2,171,646
Small Cap Growth Fund	49,960,414	3,712,126	(1,344,454)	2,367,672
International Equity Fund	59,917,833	9,196,324	(4,398,476)	4,797,848
Socially Responsible Fund	43,567,994	13,381,816	(731,141)	12,650,675

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, investments in PFICs and investment in master limited partnerships on all Funds.

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2012, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$39,072,595	$76,212,202	$—
Balanced Fund	8,671,278	12,404,279	—
Small Cap Growth Fund	2,520,158	3,386,074	—
International Equity Fund	4,489,974	4,827,194	387,494
Socially Responsible Fund	—	16,683,301	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under those new provisions are as follows:

Fund	Short-Term Loss	Long-Term Loss	Total
Income Fund	$—	$508,731	$508,731
International Equity Fund	2,289,792	1,197,333	3,487,125

During the year ended December 31, 2012, the Equity Fund, Balanced Fund, Small Cap Growth Fund, and Socially Responsible Fund utilized capital loss carryforwards of $13,020,559, $5,375,534, $3,691,929 and $2,273,037, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2012 and 2011 were as follows:

Fund	2012 Ordinary Income	2012 Capital Gains	2011 Ordinary Income	2011 Capital Gains
Equity Fund	$1,571,504	$—	$2,635,190	$—
Balanced Fund	5,214,285	—	4,429,078	—
Income Fund	2,465,369	—	5,524,515	875,471
International Equity Fund	1,271,685	—	670,255	—
Socially Responsible Fund	415,769	—	388,855	—

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

At December 31, 2012, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Small Cap Growth Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income	$24,126	$2,515,398	$1,673,400	$—	$277,772	$552,860
Capital loss carryforwards	(115,284,797)	(21,075,557)	(508,731)	(5,906,232)	(13,191,787)	(16,683,301)
Unrealized appreciation/(depreciation)	19,881,716	12,156,507	2,167,360	2,367,672	4,797,848	12,650,675
Other Temporary Differences	(1)	14	4	—	(3)	—
Total distributable earnings/(accumulated losses)	$(95,378,956)	$(6,403,638)	$3,332,033	$(3,538,560)	$(8,116,170)	$(3,479,766)

9.       Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include short term capital gains from Registered Investment Company investments, net investment loss, paydown adjustments, investment in foreign currency, investments in real estate investment trusts, investments in master limited partnerships and investment in PFICs. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2012, the reclassifications were as follows:

Fund	Decrease Paid-in Capital	Increase Undistributed Investment Income	Decrease Net Realized Capital Gains/(Losses)
Equity Fund	$—	$915	$(915)
Balanced Fund	—	76,370	(76,370)
Income Fund	—	276,658	(276,658)
Small Cap Growth Fund	(49,869)	53,226	(3,357)
International Equity Fund	—	15,983	(15,983)
Socially Responsible Fund	—	7,469	(7,469)

10.       Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11.       Risks.

Credit risk — The Income Fund invests primarily in debt instruments. The issuers’ ability to meet their obligations may be affected by the recent economic developments. In addition, the Income Fund’s investments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Income Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Income Fund’s ability

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Funds. The Funds’ sub-advisers seek to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Income and International Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Income and International Equity Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Income Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

12.       Contingencies.

The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. The Adviser does not expect the Funds to be materially impacted by the lawsuits.

13.       New Accounting Pronouncement.

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

14.       Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (six series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 61	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 64	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)

Edward Gubman, 61	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)

Suanne K. Luhn, 58	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)

George J. Zock, 62	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Jason Schwarz, 38	President	Since 2012	Managing Director, Wilshire Associates Incorporated (since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions	N/A	N/A

Reena S. Lalji, 41	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)	N/A	N/A

James E. St. Aubin, 35	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.	N/A	N/A

Helen Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Compliance Officer, Financial Controller, Company Secretary, Associate Director (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 47	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

Victor Zhang, 40	Vice President	Since 2009
Director of the Wilshire Mutual Funds, Inc. (since 2012); President, Wilshire Funds Management, Head of Investments, Wilshire Associates Incorporated (since 2006); Director of Investments, Harris myCFO LLC (2001 to 2006).
				N/A	N/A

Nathan R. Palmer, 37	Vice President	Since 2011
Vice President, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Information on Proxy Voting

The SEC has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements

During the six months ended December 31, 2012, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Equity Fund, Socially Responsible Fund, Small Cap Growth Fund, Income Fund, International Equity Fund and Balanced Fund (the “Funds”). The Board also approved the renewal for additional one-year terms of Wilshire’s subadvisory agreements with each of the following subadvisers: ClearBridge Advisors, LLC (“ClearBridge”) (Socially Responsible Fund), Cornerstone Capital Management, Inc. (“Cornerstone”) (Equity Fund), Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) (Small Cap Growth Fund), PanAgora Asset Management, Inc. (“PanAgora”) (International Equity Fund), Ranger Investment Management L.P. (“Ranger”) (Small Cap Growth Fund), Thomas White International, Ltd. (“Thomas White”) (International Equity Fund), Western Asset Management Company (“Western Asset”) (Income Fund) and Western Asset Management Company Limited (“Western Asset Limited”) (Income Fund). In the following text, the subadvisers are referred to as “Subadvisers” and the subadvisory agreements between Wilshire and each Subadviser are referred to as “Subadvisory Agreements.”

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and each of the Subadvisory Agreements. In connection with its deliberations regarding the continuation of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed or to be performed by Wilshire and the Subadvisers under the existing or proposed advisory arrangements; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadvisers; the extent to which Wilshire and the Subadvisers realize or would realize economies of scale as a Fund grows; and whether any fall-out benefits are being or will be realized by Wilshire and the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present and discussed the approval of the Subadvisory Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the separate vote of the Independent Trustees. In deciding to approve the Advisory Agreement and each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Subadvisory Agreements pursuant to a process that concluded at the Board’s August 24, 2012 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 30, 2012 meeting, in each case following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent memoranda to the Adviser requesting information regarding the Advisory and Subadvisory Agreements to be provided to the Trustees in advance of meetings of the Independent Trustees held on August 23, 2012 and November 30, 2012, respectively.

In response to the requests for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Trustees received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Trustees also received information from each Subadviser as to each Fund it managed describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on August 24, 2012 and November 30, 2012, respectively, to review data Wilshire had prepared on performance and data on the Subadvisers’ performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement and each Subadvisory Agreement.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds and engages and oversees subadvisers to manage the assets of the Funds, except for the Balanced Fund, which has a fund-of-funds structure whereby it invests in shares of certain funds advised by Wilshire. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board considered the recent transition in senior management personnel and determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the subadvised Funds. The Board concluded that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Small Cap Growth Fund and the International Equity Fund through voluntary advisory fee waivers. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three , five- and ten-year periods ended September 30, 2012, as applicable, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to its benchmark for the same periods. For the Equity Fund, the Board noted that although the Fund underperformed the median of its peer group for the annualized five- and ten-year periods and its benchmark for all periods reviewed, the Fund outperformed the median of its peer group for the one-year period and had competitive performance relative to its peer group for the three-year period. In addition, the Board noted the Fund’s improved one-year performance relative to its benchmark. For the Balanced Fund, the Board noted that although the Fund underperformed the median of its peer group for the five- and ten-year periods and its benchmark for the three-, five- and ten-year periods, the Fund outperformed the median of its peer group and its benchmark for the one-year period and had competitive performance relative to its peer group for the three-year period. For the Small Cap Growth Fund, the Board noted that, although the Fund underperformed the median of its peer group for the five- and ten-year periods and its benchmark for the one-, three-, five- and ten-year periods, the Fund’s performance was competitive relative to its peer group for the one- and three-year periods. For the Socially Responsible Fund, the Board noted that the Fund underperformed the median of its peer group for the five- and ten-year periods and its benchmark for the one-, three-, five- and ten-year periods, but took into consideration the Fund’s outperformance relative to the median of its peer group for the one-year period and its competitive performance relative to its peer group for the three-year period, along with more recent improved performance relative to its benchmark. For the International Equity Fund, the Board noted that for the one-, three- and five-year periods, the Fund outperformed or was competitive relative to the median of its peer group. Although the Board also took into consideration the Fund’s underperformance relative to the median of its peer group for the ten-year period and underperformance to its benchmark for the five- and ten-year periods, the Board noted the improving trend of the Fund over an extended period. For the Income Fund, the Board noted that the Fund outperformed the median of its peer group and its benchmark for the one-, three- and ten-year periods and that performance had been competitive relative to its peer group for the five-year period. Based upon the above, the Board determined for each Fund that performance was satisfactory.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of the peer group of funds. The Board concluded that for all Funds, other than the Socially Responsible Fund, the actual fees paid were in a competitive range with each Fund’s peer group. The Board noted that although the Small Cap Growth Fund has a relatively higher net advisory fee in comparison to its peer group, the advisory fee charged to the Fund is primarily driven by the subadvisory fee paid, which the Board concluded was at a competitive level. For the Socially Responsible Fund, the Board noted the small number and the disparate nature of the funds included in the peer group, which the Board determined caused the peer group to be less relevant. Therefore, the Board also took into consideration the contractual fees for the management of the other large blend fund of the Trust and the additional value and costs of the social screen process in evaluating the appropriateness of the fee. The Board noted that pursuant to the Trust’s current arrangement with the Adviser, the Adviser voluntarily waives a portion of its advisory fees with respect to the Small Cap Growth Fund and the International Equity Fund. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board received information regarding contractual fees that were charged by the Adviser to other registered investment companies advised by the Adviser and similar to certain Funds and determined such fees were comparable to those of the applicable Funds. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers currently in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for all Funds includes a breakpoint. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits – Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Nature, Extent and Quality of Services – Subadvisers

As to each Subadvisory Agreement, the Board considered the nature, extent and quality of services provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Adviser’s oversight program, which concluded that each Subadviser was providing reasonable services and recommended that each Subadvisory Agreement for each Fund be renewed.

The Board reviewed information comparing each Subadviser’s gross investment performance to a relevant benchmark. The Board noted that Cornerstone, with respect to the Equity Fund, had outperformed for the year-to-date period ended June 30, 2012 and, therefore, performance was satisfactory. The Board also noted that LA Capital and Ranger, with respect to the Small Cap Growth Fund, had underperformed for the year-to-date period ended June 30, 2012, but determined it was appropriate to approve continuation of each Subadvisory Agreement since each Subadviser began managing the Fund in October 2011. The Board also noted that, although the Socially Responsible Fund had underperformed for the annualized one- and three-year periods ended June 30, 2012, it was appropriate to approve the continuation of ClearBridge’s Subadvisory Agreement given the Adviser’s recommendation of approval and its commitment to monitor performance of ClearBridge’s large cap core strategy which detracted from the acceptable level of performance of ClearBridge’s appreciation strategy. The Board concluded that Western Asset and Western Asset Limited’s performance with respect to the Income Fund and PanAgora and Thomas White with respect to the International Equity Fund met acceptable levels of investment performance for all periods reviewed and, therefore, was satisfactory.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Continued)

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees, and that the aggregate advisory fee was deemed reasonable by the Board.

For the Subadvisers that reported fees for “Other Clients” with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Funds than were charged to their Other Clients. For those Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Funds. The Board took these factors into account in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadvisers

The Board considered whether there are or may be economies of scale with respect to the subadvisory services provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadvisers

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and each Subadvisory Agreement are fair and reasonable and that the continuation of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each Fund.

Wilshire Variable Insurance Trust Tax Information

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Equity Fund	100.00%
Balanced Fund	25.60%
Socially Responsible Fund	100.00%

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Annual Report December 31, 2012

Wilshire Variable Insurance Trust
Equity Fund Balanced Fund Income Fund	Small Cap Growth Fund International Equity Fund Socially Responsible Fund
Board of Trustees
Margaret M. Cannella Roger A. Formisano Edward Gubman	Suanne K. Luhn George J. Zock Chairman of the Board
Officers of the Funds
Jason Schwarz President	Victor Zhang Vice President
Helen Thompson Vice President, Chief Compliance Officer	James E. St. Aubin Vice President
Michael Wauters Treasurer	Nathan R. Palmer Vice President
Gaurav Chopra Assistant Treasurer	Reena Lalji Secretary

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Investment Subadvisers

Clear Bridge Advisors LLC
620 8th Avenue
New York, NY 10018

Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435

Systematic Financial Management, L.P.
300 Frank W. Burr Blvd., 7th Floor
Santa Barbara, CA 93101

Los Angeles Capital Management
and Equity Research, Inc.
11150 Santa Monica Blvd., Suite 200
Los Angeles, CA 90025

PanAgora Asset Management, Inc.
260 Franklin Street, 22nd Floor
Boston, MA 02110

Thomas White International, Ltd.
440 South LaSalle Street, Suite 3900
Chicago, IL 60605

Ranger Investment Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-AR-002-0500

Wilshire Variable Insurance Trust
ANNUAL REPORT 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
December 31, 2012

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	1
Fund Commentaries	2
Disclosure of Fund Expenses	8
Schedules of Investments	10
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Board Approval of Advisory Agreement	26
Additional Fund Information	28
Tax Information	31

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Shareholder Letter

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust Target Maturity Funds. This report covers the period from January 1, 2012 to December 31, 2012, for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund.

MARKET ENVIRONMENT

U.S. Equity Market

Despite short-term volatility in equities mainly due to uncertainty surrounding the situation in the euro-zone, domestic markets were able to push ahead in 2012, with the Wilshire 5000 IndexSM gaining 15.54% for the year. This advance marked the Wilshire 5000’s fourth consecutive year of positive returns, and a 76.17% advance since the end of 2008. All style and size segments delivered very strong returns across the board, with growth stocks outpacing value in the large cap segment (16.90% v. 14.56%), and small cap outperforming large cap for the year (18.76% v. 15.74%). Markets suffered through the months of October and November as concerns over the outcome of the Presidential election, as well as the fallout from Superstorm Sandy, began to weigh on investor sentiment. In the fourth quarter, markets remained volatile as the “fiscal cliff” negotiations heated up, but ultimately rose when an agreement was reached. Financials was the best performing sector for the year, returning 26.44%, while the Energy and Utilities sectors lagged, returning 3.85% and 2.17%, respectively.

International Equity Market

Despite continued fiscal upheaval in Europe, 2012 proved to be a good year for global stocks overall, with the MSCI EAFE Index and MSCI Emerging Markets Index gaining 17.32% and 18.22%, respectively. In July, European Central Bank President Mario Draghi said he would do “whatever it takes” to preserve the euro, boosting investor confidence worldwide. The euro received additional support from the European Central Bank through several stimulus packages, averting a potential breakup of the euro-zone. European stocks rallied at the end of the year, with the MSCI Europe Index rising 19.12% for 2012, its strongest annual gain since 2009. China also made headlines as investors grew nervous about a possible slowdown in the world’s second largest economy. While China’s economy did cool down, expanding at an annualized rate of 7.4% in the third quarter, by the end of the year the country was showing increasing signs of renewed economic growth.

Bond Market

Fixed income securities rallied in 2012, with all sectors of the debt market gaining and the Barclays U.S. Aggregate Bond Index returning 4.21%. As Federal Reserve policy kept Treasury yields depressed, investors in search of higher yields ventured farther out on the yield curve. The 10-year Treasury yield remained volatile over the year, soaring to over 2.39% in March, and then falling to an all-time low of 1.38% in July as concerns over the euro-zone debt crisis rapidly escalated. At the end of the year, the 10-year Treasury ended up just about where it started at 1.76%. High yield and corporate sectors performed well, as the Barclays U.S. Corporate High Yield Index and Barclays U.S. Credit Index rose 15.81% and 9.89%, respectively. The Barclays EM Local Currency Government Universal Index posted strong performance, returning 11.21%. However, the Barclays Global Aggregate Index posted returns in line with its U.S. counterpart, gaining 4.32%.

FUND PERFORMANCE REVIEW

The Wilshire Variable Insurance Trust Target Maturity Funds turned in mixed performance in 2012. The 2015 ETF Fund returned 12.48% for the year, modestly outperforming the benchmark return of 10.32%. The 2025 ETF Fund returned 12.73% for the year, outperforming the benchmark return of 12.51%. The 2035 ETF Fund returned 14.09% for the year, slightly underperforming the benchmark return of 14.12%.

We are mindful that markets can behave erratically and current trends shift swiftly. You can expect us to continue to work diligently to manage your investments and seek to generate returns commensurate with the Funds’ investment objectives.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

1

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary

2015 ETF FUND
Average Annual Total Return

One Year Ended 12/31/12	12.48%
Five Years Ended 12/31/12	3.06%
Inception (05/01/06) through 12/31/12	3.79%

S&P TARGET DATE 2015 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	10.32%
Five Years Ended 12/31/12	2.98%
Inception (05/01/06) through 12/31/12	4.26%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2015 ETF Fund and the S&P Target Date 2015 Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1) The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2012, fees totaling 0.11% of average net assets were waived.

2

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

The investment objective of the 2015 ETF Fund (“the Fund”) is to provide high total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank (“ECB”) President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

Fixed income securities underperformed equities this year as central banks around the globe continued to support economic uncertainty with accommodative macroeconomic policies. The U.S. bond market rose 4.22% for the year, driven by consumer demand for investment grade corporate bonds as low interest rate Treasuries caused investors to seek out higher yields in other safe haven assets. The 10-Year U.S. Treasury declined 11 basis points to close the year at 1.78%. The modest change masked a volatile year which saw the 10-year Treasury swing from a high of 2.39% in March to a historic low of 1.39% in July. The third quarter also saw the U.S. Federal Reserve announce the much anticipated next round of quantitative easing. In December, the Federal Reserve then announced its intent to keep interest rates near zero until unemployment fell below 6.5% - the first time the central bank explicitly tied interest rates to an economic target.

The Fund returned 12.48% for the year ended December 31, 2012, modestly outperforming the benchmark return of 10.32%. Investors’ objectives of seeking current income and capital appreciation are balanced in the Fund’s portfolio, which maintained approximately 39% of its assets in high credit quality intermediate-term and short-term fixed income investments, while investing the remaining 61% in diversified domestic and international equities.

*	Based on percent of Fund’s total investments in securities, at value.

3

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary

2025 ETF FUND
Average Annual Total Return

One Year Ended 12/31/12	12.73%
Five Years Ended 12/31/12	1.84%
Inception (05/01/06) through 12/31/12	2.92%

S&P TARGET DATE 2025 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	12.51%
Five Years Ended 12/31/12	2.40%
Inception (05/01/06) through 12/31/12	3.93%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2025 ETF Fund and the S&P Target Date 2025 Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1) The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2012, fees totaling 0.11% of average net assets were waived.

4

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

The investment objective of the 2025 ETF Fund (“the Fund”) is to provide high total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank (“ECB”) President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

Fixed income securities underperformed equities this year as central banks around the globe continued to support economic uncertainty with accommodative macroeconomic policies. The U.S. bond market rose 4.22% for the year, driven by consumer demand for investment grade corporate bonds as low interest rate Treasuries caused investors to seek out higher yields in other safe haven assets. The 10-Year U.S. Treasury declined 11 basis points to close the year at 1.78%. The modest change masked a volatile year which saw the 10-year Treasury swing from a high of 2.39% in March to a historic low of 1.39% in July. The third quarter also saw the U.S. Federal Reserve announce the much anticipated next round of quantitative easing. In December, the Federal Reserve then announced its intent to keep interest rates near zero until unemployment fell below 6.5% - the first time the central bank explicitly tied interest rates to an economic target.

The Fund returned 12.73% for the year ended December 31, 2012, outperforming the benchmark return of 12.51%. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 51% in diversified domestic and international equities, while investing the remaining 49% of its assets in high credit quality intermediate-term and short-term bond investments.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

5

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary

2035 ETF FUND
Average Annual Total Return

One Year Ended 12/31/12	14.09%
Five Years Ended 12/31/12	0.47%
Inception (05/01/06) through 12/31/12	1.87%

S&P TARGET DATE 2035 INDEX(1)
Average Annual Total Return

One Year Ended 12/31/12	14.12%
Five Years Ended 12/31/12	1.68%
Inception (05/01/06) through 12/31/12	3.50%

COMPARATIVE PERFORMANCE
Comparison of Change in Value of $10,000 Investment in the
2035 ETF Fund and the S&P Target Date 2035 Index through 12/31/12.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1) The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2012, fees totaling 0.11% of average net assets were waived.

6

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of December 31, 2012)

The investment objective of the 2035 ETF Fund (“the Fund”) is to provide high total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

Stock markets around the world rallied in 2012 as stimulus measures by central banks overshadowed continuing concerns about a slowing global economy. After getting off to a fast start in the first quarter, equity markets sold off in the second quarter as fears over the European debt crisis and a “hard-landing” in the Chinese economy rattled investors. Markets reversed course in July as concerns over a euro-zone breakup subsided when European Central Bank (“ECB”) President Mario Draghi declared that the ECB would do “whatever it takes” to preserve the monetary union. Markets trended downwards to start the fourth quarter as election jitters and worries about the upcoming “fiscal cliff” weakened investor confidence. Equity markets rallied on the final trading day of the year as U.S. political leaders hinted that an agreement to avoid the “fiscal cliff” was imminent. Supported by generally strong corporate earnings, investors shifted out of defensive sectors and into the more cyclical, economically-sensitive areas of the market in 2012. Financials and Consumer Discretionary were the best performing sectors for the year, returning 26.4% and 23.9%, respectively, while Utilities was the worst, returning 2.2%. For 2012, small capitalization stocks outperformed large capitalization stocks returning 18.8% and 15.7%, respectively, and across market capitalizations, value stocks generally outperformed growth stocks. The small value style delivered the best returns for the year, up 21.5%, while large value and mid growth trailed other styles, returning 14.6% and 13.5%, respectively.

Fixed income securities underperformed equities this year as central banks around the globe continued to support economic uncertainty with accommodative macroeconomic policies. The U.S. bond market rose 4.22% for the year, driven by consumer demand for investment grade corporate bonds as low interest rate Treasuries caused investors to seek out higher yields in other safe haven assets. The 10-Year U.S. Treasury declined 11 basis points to close the year at 1.78%. The modest change masked a volatile year which saw the 10-year Treasury swing from a high of 2.39% in March to a historic low of 1.39% in July. The third quarter also saw the U.S. Federal Reserve announce the much anticipated next round of quantitative easing. In December, the Federal Reserve then announced its intent to keep interest rates near zero until unemployment fell below 6.5% - the first time the central bank explicitly tied interest rates to an economic target.

The Fund returned 14.09% for the year ended December 31, 2012, slightly underperforming the benchmark return of 14.12%. Investors’ objectives of seeking capital appreciation and current income are balanced in the Fund’s portfolio, which maintained approximately 69% in diversified domestic and international equities, while investing the remaining approximately 31% of its assets in high credit quality intermediate term and short-term bond investments.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

7

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2012 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

8

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended December 31, 2012 (Unaudited)

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Expense Ratio(1)(2)	Expenses Paid During Period 07/01/12-12/31/12(3)(4)
2015 ETF Fund
Actual Fund Return	$1,000.00	$1,063.20	0.60%	$3.11
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05
2025 ETF Fund
Actual Fund Return	$1,000.00	$1,065.40	0.60%	$3.12
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05
2035 ETF Fund
Actual Fund Return	$1,000.00	$1,075.10	0.60%	$3.13
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05

(1)	The expense ratio does not include the expenses of the underlying ETFs.

(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.

(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 366.

(4)	Expenses shown do not include annuity contract fees.

9

Wilshire Variable Insurance Trust Schedules of Investments December 31, 2012

2015 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 99.1%
52,729	iShares Barclays TIPS Bond Fund	$6,401,828
33,570	Market Vectors Emerging Markets Local Currency Bond ETF	921,497
14,910	SPDR Barclays Capital High Yield Bond ETF	606,837
14,916	SPDR Barclays Capital International Treasury Bond ETF	910,174
11,230	Vanguard Global ex-U.S. Real Estate ETF	617,987
27,720	Vanguard Intermediate-Term Corporate Bond ETF	2,437,974
103,920	Vanguard MSCI EAFE ETF	3,661,102
27,836	Vanguard MSCI Emerging Markets ETF	1,239,537
9,196	Vanguard REIT ETF	605,097
128,760	Vanguard S&P 500 ETF	8,400,302
10,157	Vanguard Small-Cap Growth ETF	904,278
16,279	Vanguard Small-Cap Value ETF	1,182,832
25,340	Vanguard Total Bond Market ETF	2,129,320

Total Exchange Traded Funds — 99.1%
(Cost $27,569,027)		30,018,765

SHORT-TERM INVESTMENT — 1.0%
297,362	Northern Trust Institutional Government Select Portfolio, 0.01% (a)
	(Cost $297,362)	297,362

Total Investments — 100.1%
(Cost $27,866,389)		30,316,127

Other Assets & Liabilities, Net — (0.1)%		(24,879)

NET ASSETS — 100.0%		$30,291,248

2025 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 98.0%
47,538	iShares Barclays TIPS Bond Fund	$5,771,589
42,380	Market Vectors Emerging Markets Local Currency Bond ETF	1,163,331
18,816	SPDR Barclays Capital High Yield Bond ETF	765,811
18,822	SPDR Barclays Capital International Treasury Bond ETF	1,148,519
14,180	Vanguard Global ex-U.S. Real Estate ETF	780,325
17,490	Vanguard Intermediate-Term Corporate Bond ETF	1,538,246
153,080	Vanguard MSCI EAFE ETF	5,393,008
35,151	Vanguard MSCI Emerging Markets ETF	1,565,274
11,610	Vanguard REIT ETF	763,938
180,000	Vanguard S&P 500 ETF (b)	11,743,200
12,830	Vanguard Small-Cap Growth ETF	1,142,255
25,687	Vanguard Small-Cap Value ETF	1,866,417
50,272	Vanguard Total Bond Market ETF	4,224,356

Total Exchange Traded Funds — 98.0%
(Cost $34,999,439)		37,866,269

SHORT-TERM INVESTMENTS — 6.3%
1,683,803	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (a) (c)	1,683,803
769,485	Northern Trust Institutional Government Select Portfolio, 0.01% (a)	769,485
(Cost $2,453,288)		2,453,288

Total Investments — 104.3%
(Cost $37,452,727)		40,319,557

Other Assets & Liabilities, Net — (4.3)%		(1,681,690)

NET ASSETS — 100.0%		$38,637,867

See Notes to Financial Statements.

10

Wilshire Variable Insurance Trust Schedules of Investments - (Continued) December 31, 2012

2035 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 98.4%
28,171	iShares Barclays TIPS Bond Fund	$3,420,241
31,390	Market Vectors Emerging Markets Local Currency Bond ETF	861,655
20,910	SPDR Barclays Capital High Yield Bond ETF	851,037
13,946	SPDR Barclays Capital International Treasury Bond ETF	850,985
15,760	Vanguard Global ex-U.S. Real Estate ETF	867,273
24,300	Vanguard Intermediate-Term Corporate Bond ETF	2,137,185
243,000	Vanguard MSCI EAFE ETF	8,560,890
39,059	Vanguard MSCI Emerging Markets ETF (b)	1,739,297
12,904	Vanguard REIT ETF	849,083
225,820	Vanguard S&P 500 ETF	14,732,497
14,249	Vanguard Small-Cap Growth ETF	1,268,588
22,841	Vanguard Small-Cap Value ETF (b)	1,659,627
50,784	Vanguard Total Bond Market ETF	4,267,380

Total Exchange Traded Funds — 98.4%
(Cost $39,479,026)		42,065,738

SHORT-TERM INVESTMENTS — 3.9%
1,046,997	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (a) (c)	1,046,997
638,063	Northern Trust Institutional Government Select Portfolio, 0.01% (a)	638,063
(Cost $1,685,060)		1,685,060

Total Investments — 102.3%
(Cost $41,164,086)		43,750,798

Other Assets & Liabilities, Net — (2.3)%		(1,001,263)

NET ASSETS — 100.0%		$42,749,535

As of December 31, 2012, each of the Fund’s investments is considered Level 1. During the year ended December 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

(a)	Rate shown is the 7-day effective yield as of December 31, 2012.

(b)
This security or a partial position of this security is on loan at December 31, 2012. The total market value of securities on loan for 2025 ETF and 2035 ETF was, $1,676,668 and $1,042,561, respectively.

(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities for 2025 ETF and 2035 ETF 2012 were $1,683,803 and $1,046,997, respectively

EAFE — Europe, Australasia, Far East
ETF — Exchange-Traded Fund
MSCI — Morgan Stanley Capital International
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipt
TIPS — Treasury Inflationary Protection Securities

See Notes to Financial Statements.

11

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2012

	2015 ETF FUND	2025 ETF FUND		2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$30,316,127	$40,319,557	*	$43,750,798	*
Dividends and interest receivable	8,847	11,010		9,596
Receivable for Fund shares sold	29,872	69,233		119,602
Total assets	30,354,846	40,399,800		43,879,996

LIABILITIES:
Payable upon return on securities loaned	—	1,683,803		1,046,997
Payable for Fund shares redeemed	27,440	35,028		36,829
Distribution fees payable (Note 4)	6,520	8,104		8,916
Investment advisory fees payable (Note 3)	1,987	1,018		676
Administration fees payable	1,785	2,245		2,481
Trustees' fees payable	566	712		788
Chief Compliance Officer expenses payable	133	167		185
Other accrued expenses	25,167	30,856		33,589
Total liabilities	63,598	1,761,933		1,130,461

NET ASSETS	$30,291,248	$38,637,867		$42,749,535

NET ASSETS consist of:
Paid-in capital	$26,968,132	$35,077,982		$39,224,916
Undistributed net investment income	592,397	735,836		835,130
Accumulated net realized gain (loss) on investments	280,981	(42,781)		102,777
Net unrealized appreciation of investments	2,449,738	2,866,830		2,586,712

NET ASSETS	$30,291,248	$38,637,867		$42,749,535

SHARES OUTSTANDING:
(Unlimited shares authorized)	2,659,814	3,616,518		4,213,628

NET ASSET VALUE:
(Offering and redemption price per share)	$11.39	$10.68		$10.15

Investments, at cost (Note 2)	$27,866,389	$35,768,924		$40,117,089
Securities on Loan	—	1,683,803		1,046,997

* Includes Market Value of Securities on Loan	$—	$1,676,668		$1,042,561

Amounts designated as “—” are $0.

See Notes to Financial Statements.

12

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2012

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income	$732,664	$907,863	$1,015,283
Interest income	56	81	101
Income from Security Lending	16,341	20,446	26,395
Total income	749,061	928,390	1,041,779

EXPENSES:
Investment advisory fees (Note 3)	70,475	86,319	93,081
Distribution fees (Note 4)	70,475	86,319	93,081
Administration fees (Note 3)	14,234	17,504	18,956
Trustees' fees and expenses (Note 3)	5,682	6,871	7,354
Professional fees	15,061	18,869	20,582
Printing fees	9,978	10,694	11,261
Custodian fees	6,640	8,179	8,705
Transfer agent fees	3,935	4,849	5,244
Other	3,314	4,112	4,473
Total expenses	199,794	243,716	262,737
Fees waived by Adviser (Note 3)	(30,654)	(36,557)	(39,348)
Net expenses	169,140	207,159	223,389

Net investment income	579,921	721,231	818,390

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Notes 2 and 5):
Net realized gains (losses) from:
Sales of investments	295,898	(25,068)	119,580

Net change in unrealized appreciation on investments	2,384,091	3,341,573	3,872,862

Net realized and unrealized gain on investments	2,679,989	3,316,505	3,992,442

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,259,910	$4,037,736	$4,810,832

See Notes to Financial Statements.

13

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2012

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$579,921	$721,231	$818,390
Net realized gain (loss) from sales of investments	295,898	(25,068)	119,580
Net change in unrealized appreciation on investments	2,384,091	3,341,573	3,872,862
Net increase in net assets resulting from operations	3,259,910	4,037,736	4,810,832

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(664,131)	(680,877)	(679,998)
Net realized capital gains	(42,071)	(634,525)	(1,204,396)
Total distributions to shareholders	(706,202)	(1,315,402)	(1,884,394)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,242,246	7,921,962	9,108,007
Shares issued as reinvestment of distributions	706,201	1,315,400	1,884,391
Shares redeemed	(2,793,052)	(2,863,747)	(2,129,290)

Net increase in net assets from capital stock transactions	2,155,395	6,373,615	8,863,108

Net increase in net assets	4,709,103	9,095,949	11,789,546

NET ASSETS:
Beginning of year	25,582,145	29,541,918	30,959,989
End of year	$30,291,248	$38,637,867	$42,749,535

Undistributed net investment income at end of period	$592,397	$735,836	$835,130

CAPITAL SHARE TRANSACTIONS:
Shares sold	381,155	753,628	913,020
Shares issued as reinvestment of distributions	62,418	123,210	185,923
Shares redeemed	(250,405)	(271,028)	(211,523)

Net increase in shares outstanding	193,168	605,810	887,420

See Notes to Financial Statements.

14

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2011

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$664,146	$680,847	$679,976
Net realized gain from sales of investments and realized gain distributions from underlying funds	2,977,413	2,873,026	3,385,408
Net change in unrealized depreciation on investments	(3,260,163)	(3,542,565)	(4,627,173)
Net increase/(decrease) in net assets resulting from operations	381,396	11,308	(561,789)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(393,131)	(345,452)	(326,042)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,244,137	6,872,746	7,925,261
Shares issued as reinvestment of distributions	393,131	345,451	326,042
Shares redeemed	(4,602,663)	(1,929,178)	(1,422,378)

Net increase in net assets from capital stock transactions	34,605	5,289,019	6,828,925

Net increase in net assets	22,870	4,954,875	5,941,094

NET ASSETS:
Beginning of year	25,559,275	24,587,043	25,018,895
End of year	$25,582,145	$29,541,918	$30,959,989

Undistributed net investment income at end of year	$664,110	$680,829	$679,956

CAPITAL SHARE TRANSACTIONS:
Shares sold	401,242	684,445	822,867
Shares issued as reinvestment of distributions	37,874	35,178	35,021
Shares redeemed	(436,562)	(192,142)	(147,134)

Net increase in shares outstanding	2,554	527,481	710,754

See Notes to Financial Statements.

15

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008
Net asset value, beginning of year	$10.37	$10.37	$9.37	$8.02		$10.94

Income from investment operations:
Net investment income1	0.24	0.27	0.16	0.08		0.44
Net realized and unrealized gain/(loss) on investments	1.06	(0.11)	0.91	1.56		(3.09)
Total from investment operations	1.30	0.16	1.07	1.64		(2.65)

Less distributions:
From net investment income	(0.26)	(0.16)	(0.07)	(0.28)		(0.16)
From capital gains	(0.02)	0.00	0.00	(0.01)		(0.11)
Total distributions	(0.28)	(0.16)	(0.07)	(0.29)		(0.27)

Net asset value, end of year	$11.39	$10.37	$10.37	$9.37		$8.02

Total return2	12.48%	1.56%	11.41%	20.49%		(24.18)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$30,291	$25,582	$25,559	$21,489		$14,674
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.60%	0.59	%3	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.71%	0.68%	0.62%		1.05%
Net investment income†	2.06%	2.55%	1.70%	0.97%		4.54%
Portfolio turnover rate	11%	70%	37%	107%		32%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

16

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008
Net asset value, beginning of year	$9.81	$9.90	$8.91	$7.54		$11.00

Income from investment operations:
Net investment income1	0.23	0.25	0.16	0.09		0.23
Net realized and unrealized gain/(loss) on investments	1.01	(0.22)	0.89	1.46		(3.33)
Total from investment operations	1.24	0.03	1.05	1.55		(3.10)

Less distributions:
From net investment income	(0.19)	(0.12)	(0.06)	(0.17)		(0.20)
From capital gains	(0.18)	0.00	0.00	(0.01)		(0.16)
Total distributions	(0.37)	(0.12)	(0.06)	(0.18)		(0.36)

Net asset value, end of year	$10.68	$9.81	$9.90	$8.91		$7.54

Total return2	12.73%	0.26%	11.77%	20.60%		(28.11)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$38,638	$29,542	$24,587	$16,665		$9,679
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.60%	0.59	%3	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.72%	0.70%	0.65%		1.13%
Net investment income†	2.09%	2.48%	1.73%	1.13%		2.46%
Portfolio turnover rate	6%	66%	32%	100%		24%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

17

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of year	$9.31	$9.57	$8.55	$7.14	$11.04

Income from investment operations:
Net investment income1	0.23	0.23	0.14	0.09	0.24
Net realized and unrealized gain/(loss) on investments	1.07	(0.39)	0.93	1.41	(3.89)
Total from investment operations	1.30	(0.16)	1.07	1.50	(3.65)

Less distributions:
From net investment income	(0.16)	(0.10)	(0.05)	(0.08)	(0.13)
From capital gains	(0.30)	0.00	0.00	(0.01)	(0.12)
Total distributions	(0.46)	(0.10)	(0.05)	(0.09)	(0.25)

Net asset value, end of year	$10.15	$9.31	$9.57	$8.55	$7.14

Total return2	14.09%	(1.68)%	12.52%	21.03%	(33.00)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$42,750	$30,960	$25,019	$16,378	$7,923
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.60%	0.60%	0.60%	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.72%	0.70%	0.69%	1.64%
Net investment income†	2.20%	2.41%	1.64%	1.12%	2.65%
Portfolio turnover rate	6%	74%	35%	96%	18%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

18

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2012

1.           Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Funds of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) are included in a separate annual report. Shares may be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2.           Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2012, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2012, there were no Level 3 securities held by the Funds.

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.

19

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust in relation to the net assets of each fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3.           Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Funds and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Funds to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2014. Wilshire may recoup the amount of any management fee waived or expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation for each Fund. At December 31, 2012, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund were $18,679, $19,587 and $20,245, respectively, expiring in 2013; $29,870, $33,265 and $34,342, respectively, expiring in 2014; and $30,654, $36,557, and $39,348, respectively, expiring in 2015. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to August 21, 2009 under the prior Expense Limitation Agreement.

For the year ended December 31, 2012, the Adviser waived expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$30,654
2025 ETF Fund	36,557
2035 ETF Fund	39,348

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company (“Northern Trust”) serves as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

Officers’ and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. During the fiscal year ended December 31, 2012 the Trust and the Wilshire Mutual Funds, Inc. together paid each independent trustee an annual retainer of $14,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

20

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

4.           Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5.           Security Transactions.

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$5,219,203	$2,968,437
2025 ETF Fund	8,345,202	2,183,219
2035 ETF Fund	10,281,472	2,140,905

6.           Securities Lending.

The Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust, the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2012 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At December 31, 2012, $1,683,803 and $1,046,997 of this cash equivalent represents the collateral received for securities on loan in the 2025 ETF Fund and the 2035 ETF Fund, respectively.

7.           Significant Shareholder Activity.

On December 31, 2012, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	97%
2025 ETF Fund (1 omnibus shareholder)	98%
2035 ETF Fund (1 omnibus shareholder)	99%

21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

8.           Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2012 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
2015 ETF Fund	$27,867,194	$2,651,872	$(202,939)	$2,448,933
2025 ETF Fund	37,455,787	2,973,167	(109,397)	2,863,770
2035 ETF Fund	41,164,086	2,690,894	(104,182)	2,586,712

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011, respectively were as follows:

Fund	2012 Ordinary Income	2012 Capital Gains	2011 Ordinary Income	2011 Capital Gains
2015 ETF Fund	$664,131	$42,071	$393,131	$—
2025 ETF Fund	680,877	634,525	345,452	—
2035 ETF Fund	679,998	1,204,396	326,042	—

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$612,861	$735,835	$835,132
Accumulated capital gain	261,325	—	102,782
Capital loss carryforwards	—	(39,726)	—
Unrealized appreciation	2,448,933	2,863,770	2,586,712
Other temporary differences	(3)	6	(7)
Total distributable earnings	$3,323,116	$3,559,885	$3,524,619

22

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under those new provisions are as follows:

	Short-Term Losses	Long-Term Losses	Total
2025 ETF Fund	$2,623	$37,103	$39,726

9.           Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily relate to the recharacterization of distributions and short-term capital gains received from mutual fund investments. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2012, the reclassifications were as follows:

Fund	Increase Undistributed Investment Income	Decrease Net Realized Capital Gains/(Losses)
2015 ETF Fund	$12,497	$(12,497)
2025 ETF Fund	14,653	(14,653)
2035 ETF Fund	16,782	(16,782)

10.           Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11.           Credit Risk.

Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

23

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2012

12.           New Accounting Pronouncement.

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

13.           Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

24

Wilshire Variable Insurance Trust Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of
2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (three series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

25

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement

During the six months ended December 31, 2012, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Funds”).

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the continuation of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing advisory arrangement; comparative fees and expense ratios; the profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, each approval was confirmed by the separate vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 30, 2012 meeting, following an extensive process. At the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Independent Trustees held on November 30, 2012.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 29, 2012 to review data Wilshire had prepared on performance. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, noting that the Adviser performs administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board considered the recent transition in senior management personnel and determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreement to administer the Trust’s affairs. The Board also reviewed the Adviser’s financial condition, and considered

26

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement - (Continued)

the financial support provided by the Adviser to the Funds pursuant to an expense limitation agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three and five-year periods ended September 30, 2012, along with the performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to its benchmark for the same periods. For the Wilshire 2015 ETF Fund, the Board noted that the Fund outperformed the median of its peer group for the one-, three- and five-year periods and its benchmark for the one- and three-year periods. For the Wilshire 2025 ETF Fund, the Board noted that the Fund outperformed or was competitive with its peer group for the one-, three- and five-year periods, although it underperformed its benchmark for the one-, three- and five-year periods. For the Wilshire 2035 ETF Fund, the Board noted that the Fund underperformed the median of its peer group for the one-, three- and five-year periods, as well as its benchmark for the one-, three- and five-year periods. The Board took into consideration the Adviser’s explanation that the deviation in performance was due to the more conservative positioning of the Fund resulting from the Adviser’s methodology for structuring the Fund. Based upon the above, the Board determined for each Fund that performance was satisfactory.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the advisory fee and total expense ratio to those of the peer group of funds. The Board concluded that for all Funds the actual fees paid were in a competitive range with each Fund’s peer group. The Board noted that the Adviser waives advisory fees and reimburses expenses for the Funds pursuant to an expense limitation agreement. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board concluded that the advisory fee for each Fund was reasonable and appropriate in amount.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the advisory fee waivers and expense reimbursements currently in place and whether the investment process produced economies of scale. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of these fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

27

Wilshire Variable Insurance Trust Additional Fund Information

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Margaret M. Cannella, 61	Trustee	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Mutual Funds, Inc. (6 Funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 64	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	15	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)

Edward Gubman, 61	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	15	Wilshire Mutual Funds, Inc. (6 Funds)

Suanne K. Luhn, 58	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	15	Wilshire Mutual Funds, Inc. (6 Funds)

George J. Zock, 62	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	15	Wilshire Mutual Funds, Inc. (6 Funds)

28

Wilshire Variable Insurance Trust Additional Fund Information - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Jason Schwarz, 38	President	Since 2012	Managing Director, Wilshire Associates Incorporated (since 2005); Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions	N/A	N/A

Reena S. Lalji, 41	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (Since 2009); Senior Counsel, Royal Bank of Canada (2003-2008)	N/A	N/A

James E. St. Aubin, 35	Vice President	Since 2009	Senior Portfolio Manager in Wilshire's Funds Management Group. 2004-2008, Senior Consultant at Ibbotson Associates-a division Morningstar Inc.	N/A	N/A

Helen Thompson, 45	Chief Compliance Officer Vice President	Since 2013 Since 2008
Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Compliance Officer, Financial Controller, Company Secretary, Associate Director (1996 to 2003), First Quadrant Limited
				N/A	N/A

Michael Wauters, 47	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000-2009)	N/A	N/A

Victor Zhang, 40	Vice President	Since 2009
Director of the Wilshire Mutual Funds, Inc. (since 2012); President, Wilshire Funds Management, Head of Investments, Wilshire Associates Incorporated, (since 2006); Director of Investments, Harris myCFO LLC (2001 to 2006).
				N/A	N/A

Nathan R. Palmer, 37	Vice President	Since 2011
Vice President, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director Public Markets, Investment Office, California Institute of Technology (2008-2009). Treasury Manager, Retirement Investments, Intel Corporation (2004-2008)
				N/A	N/A

(1)
Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

29

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

30

Wilshire Variable Insurance Trust Tax Information

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
2015 ETF Fund	44.62%
2025 ETF Fund	54.30%
2035 ETF Fund	66.10%

31

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-AR-003-0500

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the registrant’s covered officers.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $307,000 for 2011 and $328,140 for 2012.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $45,000 for 2011 and $49,950 for 2012. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	0%

(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $918,602 for 2011 and $985,175 for 2012.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March  7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 7, 2013

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: March  7, 2013

*     Print the name and title of each signing officer under his or her signature.